As filed with the U.S. Securities and Exchange Commission on June 28, 2016

  File No. 333-200973
  File No. 811-23015

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933  ☐

  POST-EFFECTIVE AMENDMENT NO. 1  ☒

and

REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 3

SEI CATHOLIC VALUES TRUST

One Freedom Valley Drive
Oaks, Pennsylvania 19456
(610) 676-1000

Timothy D. Barto

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Copy to:

Timothy W. Levin, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered...Units of Beneficial Interest

It is proposed that this filing become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b)

☒  on June 30, 2016 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on [date] pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective
date for a previously filed post-effective amendment.

SEI / PROSPECTUS

SEI CATHOLIC VALUES TRUST

About This Prospectus

FUND SUMMARY
CATHOLIC VALUES EQUITY FUND	1
CATHOLIC VALUES FIXED INCOME FUND	6
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
MORE INFORMATION ABOUT INVESTMENTS	13
MORE INFORMATION ABOUT RISKS	14
Risk Information Common to the Funds	14
More Information About Principal Risks	14
INVESTMENT ADVISER	24
SUB-ADVISERS	25
Information About Voluntary Fee Waivers	26
Sub-Advisers and Portfolio Managers	26
Legal Proceedings	29
PURCHASING, EXCHANGING AND SELLING FUND SHARES	30
HOW TO PURCHASE FUND SHARES	30
Pricing of Fund Shares	31
Frequent Purchases and Redemptions of Fund Shares	33
Foreign Investors	34
Customer Identification and Verification and Anti-Money Laundering Program	34
HOW TO EXCHANGE YOUR FUND SHARES	35
HOW TO SELL YOUR FUND SHARES	35
Receiving Your Money	36
Redemptions in Kind	36
Suspension of Your Right to Sell Your Shares	36
Telephone Transactions	36
DISTRIBUTION OF FUND SHARES	36
SHAREHOLDER SERVICING	36
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	37
DIVIDENDS, DISTRIBUTIONS AND TAXES	37
Dividends and Distributions	37
Taxes	37
FINANCIAL HIGHLIGHTS	39
HOW TO OBTAIN MORE INFORMATION ABOUT SEI CATHOLIC VALUES TRUST	Back Cover

SEI / PROSPECTUS

CATHOLIC VALUES EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.72%
Total Annual Fund Operating Expenses	1.32%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Catholic Values Equity Fund — Class A Shares	$134	$418	$723	$1,590

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from April 30, 2015 to February 29, 2016, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting

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human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in common stocks and other equity securities, which may include preferred stocks, warrants, participation notes and depositary receipts. The Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies, which may include companies in emerging markets. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. The Fund may invest in exchange-traded funds (ETFs) or equity swaps to obtain exposure to the equity market during high volume periods of investment into the Fund.

SIMC seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers, including growth-oriented, value-oriented and blended approaches to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from professional financial research analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund implements its views on the Guidelines through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of the other Sub-Advisers. Such other Sub-Advisers provide a model portfolio to the Fund on an ongoing basis that represents their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios, with the weighting of each Sub-Adviser's model in the total portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, but also has the authority to vary from such aggregation: (i) to conform the Fund's securities transactions by avoiding issuers identified as not aligning with the Guidelines; (ii) to favor, consistent with the Guidelines, securities of companies that are more highly ranked with respect to environmental, social and governance criteria than other companies in the Fund's portfolio; (iii) to seek to achieve lower volatility; and (iv) to a lesser extent, manage risks, seek trading cost efficiencies or efficient tax management. In addition to acting as overlay manager, the overlay manager may also manage a portion of the Fund's portfolio, as determined by the Adviser.

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The Fund may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals as a result of changes in portfolio strategy or to help the overlay manager meet the Fund's investment strategies.

Principal Risks

The following principal risks could affect the value of your investment:

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulations of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Securities Risk — The risk that stock prices (including preferred stocks, common stocks and warrants) will fall over short or extended periods of time.

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Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of equity swaps may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

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Performance Information

The Fund's Class A Shares commenced operation on April 30, 2015. Because the Class A Shares of the Fund did not have a full calendar year of performance as of February 29, 2016, performance results have not been provided.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Gregory L. McIntire, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA Paul R. Lesutis, CFA James J. Clarke	Since 2015 Since 2015 Since 2015	Managing Director and Portfolio Manager Managing Director and Portfolio Manager Portfolio Manager
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2016 Since 2016	Partner, CIO Partner, Portfolio Manager & Research Analyst
EAM Investors, LLC	Montie L. Weisenberger	Since 2015	Managing Director and Portfolio Manager
EARNEST Partners LLC	Paul E. Viera	Since 2015	Chief Executive Officer and Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2015 Since 2015	Senior Portfolio Manager, Principal Portfolio Manager, Principal
Waddell & Reed Investment Management Co	Eric Becker, CFA Gus Zinn, CFA	Since 2015 Since 2015	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 13 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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CATHOLIC VALUES FIXED INCOME FUND

Fund Summary

Investment Goal

High level of current income with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.74%
Acquired Funds Fees and Expenses (AFFE)*	0.01%
Total Annual Fund Operating Expenses	1.10%

* AFFE is based on estimated amounts for the current fiscal year. The Fund incurred AFFE during the most recent fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Catholic Values Fixed Income Fund — Class A Shares	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from April 30, 2015 to February 29, 2016, the Fund's portfolio turnover rate was 216% of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities, which may include floating rate and variable rate securities.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities. The Fund will engage in active and frequent trading of portfolio securities.

Under normal circumstances, the Fund will invest a significant portion of its assets in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of A or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (those rated BB+, B and CCC) (junk bonds). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 20% of its net assets in the fixed-income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Fund may also invest in futures contracts, forward contracts, and options for speculative or hedging purposes. Futures contracts, forward contracts, and options may be used to synthetically obtain exposure to securities or baskets of securities. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. The sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) may also engage in

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currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Barclays U.S. Aggregate Bond Index varies significantly over time, but as of March 31, 2016 it was 5.47 years.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security's rating and payment of interest and principal at maturity; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

Principal Risks

The following principal risks could affect the value of your investment:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of

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these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of

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individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or

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failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may, in turn, reduce the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

The Fund's Class A Shares commenced operation on April 30, 2015. Because the Class A Shares of the Fund did not have a full calendar year of performance as of February 29, 2016, performance results have not been provided.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Jack Sommers, CFA Bill O'Malley, CFA Ed Ingalls, CFA	Since 2015 Since 2015 Since 2015	Managing Principal, Co-Founder, Senior Portfolio Manager, Chief Investment Officer Managing Principal, Senior Portfolio Manager, Director of Investment Team Principal, Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt Mark S. Lindbloom Michael C. Buchanan Chia-Liang Lian	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager and Deputy Chief Investment Officer Portfolio Manager and Co-Head of Emerging Market Debt
Western Asset Management Company Limited	S. Kenneth Leech	Since 2015	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 13 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class A Shares is $500 with minimum subsequent investments of $100, which may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has an investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Fund's assets in a way that they believe will help the applicable Fund achieve its goal.

Due to its investment strategy, each Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may, in turn, reduce a Fund's performance. The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity

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for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

The Funds make investment decisions consistent with the Guidelines on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; seeking to promote the fair allocation of benefits among all members of the economy; protecting the environment; and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds' social criteria. SIMC has retained a third-party environmental, social, and governance research firm to compile a list of restricted securities using principles contained in the Guidelines and the Funds will not be permitted to invest in these securities. The Funds will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good of a job SIMC and/or the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following are the risks associated with an investment in the specified Funds.

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the

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term is more commonly used to refer to securities supported by non-mortgage assets such student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

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Catholic Values Investing — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Commercial Paper — Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

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Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by the shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds' initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance. Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may by subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Securities — Because the Catholic Values Equity Fund will significantly invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies

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may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Catholic Values Equity Fund.

Exchange-Traded Funds (ETFs) — The risks of owning interests of an exchange-traded fund generally reflect the same risks as owning the underlying securities or other instruments that the ETF is designed to track. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETF's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. By investing in an ETF, a Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations.

Certain Funds may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, a Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets — A Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks since

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political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a

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deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as a margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A historically low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style — The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect their share prices.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through securities, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general

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economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Funds, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An options time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

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Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover — Due to its investment strategy, the Catholic Values Fixed Income Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller and medium size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller and medium companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller and medium companies are often traded OTC and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller and medium companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller and medium companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

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A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

INVESTMENT ADVISER

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of March 31, 2016, SIMC had approximately $164.69 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

-  researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

-  allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

-  monitoring and evaluating each Sub-Adviser's performance;

-  overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

-  monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers.

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In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the oversight of the Sub-Advisers as described above, including recommending the hiring and termination of such Sub-Advisers.

CATHOLIC VALUES EQUITY FUND:

Gregory L. McIntire, CFA, serves as Portfolio Manager to the Catholic Values Equity Fund. Mr. McIntire has served as a Portfolio Manager within the Investment Management Team for SIMC since 2009.

CATHOLIC VALUES FIXED INCOME FUND:

Steven Treftz, CFA, serves as Portfolio Manager to the Catholic Values Fixed Income Fund. Mr. Treftz has served as a Portfolio Manager within the Investment Management Team for SIMC since 2012. Prior to joining SEI in 2012, Mr. Treftz was a research analyst at Citi Private Bank.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

The Class A Shares of the Funds commenced operations on April 30, 2015. For the fiscal period from April 30, 2015 to February 29, 2016, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Catholic Values Equity Fund	0.60%	0.30%
Catholic Values Fixed Income Fund	0.35%	0.22%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period since the Funds' inception of the Class A Shares on April 30, 2015 to August 31, 2015, and the Funds' Annual

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Report, which covers the period since the Funds' inception of the Class A Shares on April 30, 2015 to February 29, 2016.

The Trust has claimed, on behalf of each Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA). The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA. SIMC has registered with the National Futures Association as a "commodity pool operator" under the CEA with respect to certain products not included in this prospectus.

Information About Voluntary Fee Waivers

The Funds' actual total annual fund operating expenses for the fiscal period from April 30, 2015 to February 29, 2016 were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' Adviser, the Funds' administrator and/or the Funds' distributor have voluntarily waived a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' Adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The Funds' Adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Funds' actual total annual Fund operating expenses for the fiscal period from April 30, 2015 to February 29, 2016 were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Catholic Values Equity Fund	1.32%	0.86%	0.86%
Catholic Values Fixed Income Fund	1.10%	0.72%	0.71%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the fiscal period from April 30, 2015 to February 29, 2016.

Sub-Advisers and Portfolio Managers

CATHOLIC VALUES EQUITY FUND:

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (BIM), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Catholic Values Equity Fund. Lawrence G. Kemp, CFA manages the portion of the Catholic Values Equity Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a portfolio manager at UBS Global Asset Management since 1992.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC (Brandywine Global), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the

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portion of the Catholic Values Equity Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations; Paul R. Lesutis, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for general research coverage, contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager. Mr. Kaser has been with Brandywine Global since 1998. Mr. Lesutis has been with Brandywine Global since 1991. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Coho. Peter A. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his MBA from the University of Virginia's Colgate Darden School of Business Administration. Mr. Thompson joined Kidder, Peabody & Company in 1983. His career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. In 1989, Mr. Thompson joined the investment-counseling firm of Cooke & Bieler where he oversaw a wide range of research and portfolio responsibilities. In addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1999, Mr. Thompson founded Coho Partners, Ltd. where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Brian L. Kramp, CFA, graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting. He began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp joined Meridian Bank as a Personal Trust Investment Officer in 1985, where he focused on managing individual and institutional accounts. In 1987, he progressed to Analyst/Portfolio Manager for Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in 1997 in the role of Analyst/Portfolio Manager. He rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. Mr. Kramp joined Coho Partners, Ltd. in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. He serves on the firm's Investment Committee.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to the Catholic Values Equity Fund. Montie L. Weisenberger manages the portion of the Catholic Values Equity Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

EARNEST Partners LLC: EARNEST Partners LLC (EARNEST), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at EARNEST manages the portion of the Catholic Values Equity Fund's assets allocated to EARNEST. Paul E. Viera, Chief Executive Officer and Manager of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the Catholic Values Equity Fund. Mr. Viera holds a B.A. in Economics from the University of Michigan, an

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M.B.A. from the Harvard Business School and has over thirty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Catholic Values Equity Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at WRIMCO manages the portion of the Catholic Values Equity Fund's assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President and Portfolio Manager, and Gus Zinn, CFA, Senior Vice President and Portfolio Manager, have been co-portfolio managers and have held primary responsibility for all investment decisions on WRIMCO's Core Equity strategy since July 2006. During the past five years, both managers have been responsible for WRIMCO's Core Equity institutional composite along with the Waddell & Reed Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds.

CATHOLIC VALUES FIXED INCOME FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals manages the portion of the Catholic Values Fixed Income Fund's assets allocated to IR+M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder, Senior Portfolio Manager and Chief Investment Officer; Bill O'Malley, CFA, Managing Principal, Senior Portfolio Manager and Director of Investment Team; and Ed Ingalls, CFA, Principal, and Senior Portfolio Manager. This team is ultimately responsible for the day-to-day management and strategic direction of the Catholic Values Fixed Income Fund. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O'Malley joined IR+M in September 1994, and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O'Malley and Mr. Ingalls have all been in their current roles since joining IR+M.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Chia-Liang Lian manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western

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Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt, Lindbloom, Lian and Buchanan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as a Portfolio Manager in 2005. Mr. Lian and Mr. Buchanan also serve as Western Asset's Co-Head of Emerging Market Debt and Deputy Chief Investment Officer, respectively.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. Chief Investment Officer S. Kenneth Leech manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Leech joined Western Asset companies in 1990.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Fund shares.

Legal Proceedings

A lawsuit entitled Steven Curd and Rebel Curd v. SEI Investments Management Corporation was initially filed against SIMC in the U.S. District Court for the Eastern District of Pennsylvania (the Court) on December 11, 2013. On August 28, 2014, the Court granted SIMC's motion to dismiss the initial complaint in the lawsuit, but also granted plaintiffs leave to amend the complaint. On October 2, 2014, plaintiffs filed an amended complaint. In the amended complaint, SEI Investments Global Funds Services (SGFS) was added as a defendant. On July 13, 2015, the Court denied SIMC's motion to dismiss the amended complaint, and granted the motion to dismiss with respect to SGFS. On September 18, 2015, a second amended complaint was filed that seeks to remedy a technical deficiency in the amended complaint. The plaintiffs bring the case as a shareholder derivative action against SIMC and SGFS on behalf of certain SEI funds. The claims were based on Section 36(b) of the Investment Company Act of 1940, as amended, which allows shareholders of a mutual fund to sue the investment adviser of the fund or its affiliates for an alleged breach of fiduciary duty with respect to compensation received by the adviser or its affiliates. The plaintiffs bring the suit against SIMC and SGFS with respect to five specific SEI Funds: the International Equity Fund, which is a series of the SEI Institutional International Trust, the High Yield Bond, Tax-Managed Large Cap, and Tax-Managed Small/Mid Cap Funds, each of which is a series of the SEI Institutional Managed Trust, and the Intermediate-Term Municipal Fund, which is a series of the SEI Tax Exempt Trust. The plaintiffs seek: (1) damages for the funds in the amount of the alleged "excessive" fees earned by SIMC and SGFS beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees; (2) orders declaring that SIMC and SGFS allegedly violated Section 36(b) and enjoining SIMC and SGFS from further alleged violations; and (3) rescission of SIMC's and SGFS's contracts with the funds, and restitution of all allegedly excessive fees paid beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees. SIMC continues to dispute the claims, and intends to continue to vigorously defend the matter.

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PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called "redeem") Class A Shares of the Funds. The Funds offer Class A Shares only to financial institutions and intermediaries for their own or their customers' accounts.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class A Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). A Fund generally will notify a prospective investor of the Fund's determination to reject a purchase request within a reasonable period of time after such determination is made. For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV per share, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

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You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. You may obtain the current NAV of a Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

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Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or the Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or the Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or the Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated sub-committee. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

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SEI / PROSPECTUS

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or the Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

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SEI / PROSPECTUS

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests to acquire Fund shares) for any reason. A Fund generally will notify a prospective investor of the Fund's determination to reject a purchase request within a reasonable amount of time after such determination is made.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

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SEI / PROSPECTUS

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order submitted to acquire Fund shares and generally will notify a prospective investor of such determination within a reasonable period of time after such determination is made; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

You may exchange Class A Shares of any Fund for Class A Shares of any other fund of SEI Catholic Values Trust on any Business Day by contacting the Funds directly by mail or telephone. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund.

When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial

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SEI / PROSPECTUS

institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your redemption request in proper form before 4:00 p.m. Eastern Time. A Fund will not accept redemption requests that request a particular day or price for the transaction or any other special conditions.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make a payment. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would bear the risk of the securities that are distributed to you declining in value between the time they are distributed and the time they are sold.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

SHAREHOLDER SERVICING

The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class A Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of up to 0.25% of average daily net assets of the Class A Shares. The Service Plan provides that shareholder service fees on Class A

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SEI / PROSPECTUS

Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services with respect to Class A Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Catholic Values Equity Fund distributes its investment income annually. The Catholic Values Fixed Income Fund declares its net investment income daily and distributes it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Each Fund intends to qualify as a regulated investment company for U.S. income tax purposes and distribute substantially all of its net investment company and net realized gain, if any.

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are reported as qualified dividend income. Distributions reported by the Funds as long term capital gains and qualified dividend income are generally taxable at the rates applicable to long term capital gains and currently set at a maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agents) will send you a statement showing the types and total amount of distributions you received during the previous year.

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SEI / PROSPECTUS

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders of such Funds should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Funds' SAI contains more information about taxes.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE PERIOD ENDED FEBRUARY 29, 2016.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
CLASS A(2)
2016	$10.00	$0.08	$(1.44)	$(1.36)	$(0.07)	$—	$(0.07)	$8.57	(13.66)%	$142,564	0.86%	1.32%	0.96%	84%
Catholic Values Fixed Income Fund
CLASS A(2)
2016	$10.00	$0.14	$(0.09)	$0.05	$(0.16)	$—	$(0.16)	$9.89	0.54%	$86,406	0.71%	1.09%	1.77%	216%

† Total Returns and portfolio turnover rates are for the period indicated and have not been annualized. Total Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) Commenced operations on April 30, 2015. All ratios for the period have been annualized.

Amounts designated as "—" are either $0 or have been rounded to $0.

39

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated June 30, 2016 includes more detailed information about SEI Catholic Values Trust. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Trust makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Catholic Values Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Catholic Values Trust's Investment Company Act registration number is 811-23015.

June 30, 2016

PROSPECTUS

SEI Catholic Values Trust

Class A Shares

›  Catholic Values Equity Fund (CAVAX)

›  Catholic Values Fixed Income Fund (CFVAX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI-F-188 (06/16)

SEIC.COM

SEI / PROSPECTUS

SEI CATHOLIC VALUES TRUST

About This Prospectus

FUND SUMMARY
CATHOLIC VALUES EQUITY FUND	1
CATHOLIC VALUES FIXED INCOME FUND	6
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
MORE INFORMATION ABOUT INVESTMENTS	13
MORE INFORMATION ABOUT RISKS	14
Risk Information Common to the Funds	14
More Information About Principal Risks	14
INVESTMENT ADVISER	24
SUB-ADVISERS	25
Information About Voluntary Fee Waivers	26
Sub-Advisers and Portfolio Managers	26
Legal Proceedings	29
PURCHASING, EXCHANGING AND SELLING FUND SHARES	30
HOW TO PURCHASE FUND SHARES	30
Pricing of Fund Shares	31
Frequent Purchases and Redemptions of Fund Shares	33
Foreign Investors	34
Customer Identification and Verification and Anti-Money Laundering Program	34
HOW TO EXCHANGE YOUR FUND SHARES	35
HOW TO SELL YOUR FUND SHARES	35
Receiving Your Money	36
Redemptions in Kind	36
Suspension of Your Right to Sell Your Shares	36
Telephone Transactions	36
DISTRIBUTION OF FUND SHARES	36
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	36
DIVIDENDS, DISTRIBUTIONS AND TAXES	37
Dividends and Distributions	37
Taxes	37
FINANCIAL HIGHLIGHTS	39
HOW TO OBTAIN MORE INFORMATION ABOUT SEI CATHOLIC VALUES TRUST	Back Cover

SEI / PROSPECTUS

CATHOLIC VALUES EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.07%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Catholic Values Equity Fund — Class Y Shares	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from May 31, 2015 to February 29, 2016, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

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SEI / PROSPECTUS

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in common stocks and other equity securities, which may include preferred stocks, warrants, participation notes and depositary receipts. The Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies, which may include companies in emerging markets. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. The Fund may invest in exchange-traded funds (ETFs) or equity swaps to obtain exposure to the equity market during high volume periods of investment into the Fund.

SIMC seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers, including growth-oriented, value-oriented and blended approaches to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from professional financial research analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund implements its views on the Guidelines through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of the other Sub-Advisers. Such other Sub-Advisers provide a model portfolio to the Fund on an ongoing basis that represents their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios, with the weighting of each Sub-Adviser's model in the total portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, but also has the authority to vary from such aggregation: (i) to conform the Fund's securities transactions by avoiding issuers identified as not aligning with the Guidelines; (ii) to favor, consistent with the Guidelines, securities of companies that are more highly ranked with respect to environmental, social and governance criteria than other companies in the Fund's portfolio; (iii) to seek to achieve lower volatility; and (iv) to a lesser extent, manage risks, seek trading cost efficiencies or efficient tax management. In addition to acting as overlay manager, the overlay manager may also manage a portion of the Fund's portfolio, as determined by the Adviser.

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The Fund may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals as a result of changes in portfolio strategy or to help the overlay manager meet the Fund's investment strategies.

Principal Risks

The following principal risks could affect the value of your investment:

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulations of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Securities Risk — The risk that stock prices (including preferred stocks, common stocks and warrants) will fall over short or extended periods of time.

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Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of equity swaps may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

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Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

The Fund's Class Y Shares commenced operation on May 31, 2015. Because the Class Y Shares of the Fund did not have a full calendar year of performance as of February 29, 2016, performance results have not been provided.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Gregory L. McIntire, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock Investment Management, LLC	Lawrence G. Kemp, CFA	Since 2015	Head of Fundamental Large Cap Growth Team, Managing Director
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA Paul R. Lesutis, CFA James J. Clarke	Since 2015 Since 2015 Since 2015	Managing Director and Portfolio Manager Managing Director and Portfolio Manager Portfolio Manager
Coho Partners, Ltd.	Peter A. Thompson Brian L. Kramp, CFA	Since 2016 Since 2016	Partner, CIO Partner, Portfolio Manager & Research Analyst
EAM Investors, LLC	Montie L. Weisenberger	Since 2015	Managing Director and Portfolio Manager
EARNEST Partners LLC	Paul E. Viera	Since 2015	Chief Executive Officer and Manager
Parametric Portfolio Associates LLC	Paul Bouchey Thomas Seto	Since 2015 Since 2015	Chief Investment Officer — Seattle Investment Center Head of Investment Management — Seattle Investment Center
Snow Capital Management, L.P.	Joshua Schachter, CFA Anne Wickland, CFA	Since 2015 Since 2015	Senior Portfolio Manager, Principal Portfolio Manager, Principal
Waddell & Reed Investment Management Co	Eric Becker, CFA Gus Zinn, CFA	Since 2015 Since 2015	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 13 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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CATHOLIC VALUES FIXED INCOME FUND

Fund Summary

Investment Goal

High level of current income with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.49%
Acquired Funds Fees and Expenses (AFFE)*	0.01%
Total Annual Fund Operating Expenses	0.85%

* AFFE is based on estimated amounts for the current fiscal year. The Fund incurred AFFE during the most recent fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Catholic Values Fixed Income Fund — Class Y Shares	$87	$271	$471	$1,049

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from May 31, 2015 to February 29, 2016, the Fund's portfolio turnover rate was 216% of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities, which may include floating rate and variable rate securities.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' (USCCB) Socially Responsible Investing Guidelines (Guidelines). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund's investment adviser, SEI Investments Management Corporation (SIMC, or the Adviser), has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation , which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities. The Fund will engage in active and frequent trading of portfolio securities.

Under normal circumstances, the Fund will invest a significant portion of its assets in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of A or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (those rated BB+, B and CCC) (junk bonds). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 20% of its net assets in the fixed-income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Fund may also invest in futures contracts, forward contracts, and options for speculative or hedging purposes. Futures contracts, forward contracts, and options may be used to synthetically obtain exposure to securities or baskets of securities. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. The sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) may also engage in

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currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Barclays U.S. Aggregate Bond Index varies significantly over time, but as of March 31, 2016 it was 5.47 years.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security's rating and payment of interest and principal at maturity; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

Principal Risks

The following principal risks could affect the value of your investment:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of

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these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Catholic Values Investing Risk — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of

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individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or

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failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may, in turn, reduce the Fund's performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

The Fund's Class Y Shares commenced operation on May 31, 2015. Because the Class Y Shares of the Fund did not have a full calendar year of performance as of February 29, 2016, performance results have not been provided.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Jack Sommers, CFA Bill O'Malley, CFA Ed Ingalls, CFA	Since 2015 Since 2015 Since 2015	Managing Principal, Co-Founder, Senior Portfolio Manager, Chief Investment Officer Managing Principal, Senior Portfolio Manager, Director of Investment Team Principal, Senior Portfolio Manager
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt Mark S. Lindbloom Michael C. Buchanan Chia-Liang Lian	Since 2015 Since 2015 Since 2015 Since 2015 Since 2015	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager and Deputy Chief Investment Officer Portfolio Manager and Co-Head of Emerging Market Debt
Western Asset Management Company Limited	S. Kenneth Leech	Since 2015	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 13 of this prospectus.

The Fund is not authorized or sponsored by the Roman Catholic Church and the USCCB has not endorsed SIMC, its investment management activities and/or the Fund.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $500 with minimum subsequent investments of $100, which may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has an investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Fund's assets in a way that they believe will help the applicable Fund achieve its goal.

Due to its investment strategy, each Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may, in turn, reduce a Fund's performance. The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities.

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A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

The Funds make investment decisions consistent with the Guidelines on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; seeking to promote the fair allocation of benefits among all members of the economy; protecting the environment; and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds' social criteria. SIMC has retained a third-party environmental, social, and governance research firm to compile a list of restricted securities using principles contained in the Guidelines and the Funds will not be permitted to invest in these securities. The Funds will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good of a job SIMC and/or the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries, where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following are the risks associated with an investment in the specified Funds.

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms

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convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky

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securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Catholic Values Investing — The Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Commercial Paper — Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American

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Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by the shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds' initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance. Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may by subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Securities — Because the Catholic Values Equity Fund will significantly invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's securities may fluctuate

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drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Catholic Values Equity Fund.

Exchange-Traded Funds (ETFs) — The risks of owning interests of an exchange-traded fund generally reflect the same risks as owning the underlying securities or other instruments that the ETF is designed to track. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETF's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. By investing in an ETF, a Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations.

Certain Funds may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, a Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

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Foreign Investment/Emerging Markets — A Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified

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price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as a margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A historically low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style — The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage

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may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect their share prices.

The Funds may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through securities, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

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The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Funds, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An options time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

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Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover — Due to its investment strategy, the Catholic Values Fixed Income Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller and medium size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller and medium companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller and medium companies are often traded OTC and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller and medium companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller and medium companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

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A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

INVESTMENT ADVISER

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of March 31, 2016, SIMC had approximately $164.69 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will

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execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the oversight of the Sub-Advisers as described above, including recommending the hiring and termination of such Sub-Advisers.

CATHOLIC VALUES EQUITY FUND:

Gregory L. McIntire, CFA, serves as Portfolio Manager to the Catholic Values Equity Fund. Mr. McIntire has served as a Portfolio Manager within the Investment Management Team for SIMC since 2009.

CATHOLIC VALUES FIXED INCOME FUND:

Steven Treftz, CFA, serves as Portfolio Manager to the Catholic Values Fixed Income Fund. Mr. Treftz has served as a Portfolio Manager within the Investment Management Team for SIMC since 2012. Prior to joining SEI in 2012, Mr. Treftz was a research analyst at Citi Private Bank.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

The Class Y Shares of the Funds commenced operations on May 31, 2015. For the fiscal period from May 31, 2015 to February 29, 2016, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Catholic Values Equity Fund	0.60%	0.30%
Catholic Values Fixed Income Fund	0.35%	0.22%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period since the Funds' inception of the Class Y Shares on May 31, 2015 to August 31, 2015, and the Funds' Annual

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Report, which covers the period since the Funds' inception of the Class Y Shares on May 31, 2015 to February 29, 2016.

The Trust has claimed, on behalf of each Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA). The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA. SIMC has registered with the National Futures Association as a "commodity pool operator" under the CEA with respect to certain products not included in this prospectus.

Information About Voluntary Fee Waivers

The Funds' actual total annual fund operating expenses for the fiscal period from May 31, 2015 to February 29, 2016 were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' Adviser, the Funds' administrator and/or the Funds' distributor have voluntarily waived a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' Adviser, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The Funds' Adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Funds' actual total annual Fund operating expenses for the fiscal period from May 31, 2015 to February 29, 2016 were as follows:

Fund Name — Class Y Shares	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Catholic Values Equity Fund	1.07%	0.76%	0.76%
Catholic Values Fixed Income Fund	0.85%	0.62%	0.61%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the fiscal period from May 31, 2015 to February 29, 2016.

Sub-Advisers and Portfolio Managers

CATHOLIC VALUES EQUITY FUND:

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (BIM), located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Catholic Values Equity Fund. Lawrence G. Kemp, CFA manages the portion of the Catholic Values Equity Fund's assets allocated to BIM. Mr. Kemp has served as the Head of the Fundamental Large Cap Growth Team and Managing Director of BIM since January 2013. Prior to joining BIM, Mr. Kemp served as a portfolio manager at UBS Global Asset Management since 1992.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC (Brandywine Global), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the

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portion of the Catholic Values Equity Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations; Paul R. Lesutis, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for general research coverage, contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager. Mr. Kaser has been with Brandywine Global since 1998. Mr. Lesutis has been with Brandywine Global since 1991. Mr. Clarke has been with Brandywine Global since December 2008. Immediately prior to joining Brandywine Global, Mr. Clarke served as founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to Coho. Peter A. Thompson graduated from Princeton University, with a Bachelor of Arts degree in Economics, and received his MBA from the University of Virginia's Colgate Darden School of Business Administration. Mr. Thompson joined Kidder, Peabody & Company in 1983. His career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. In 1989, Mr. Thompson joined the investment-counseling firm of Cooke & Bieler where he oversaw a wide range of research and portfolio responsibilities. In addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a Portfolio Manager. In 1999, Mr. Thompson founded Coho Partners, Ltd. where he is a Partner, the Chief Investment Officer and serves on the firm's Investment Committee. Brian L. Kramp, CFA, graduated from Muhlenberg College with a Bachelor of Arts degree in Business Administration and Accounting. He began his investment career as a Financial Advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp joined Meridian Bank as a Personal Trust Investment Officer in 1985, where he focused on managing individual and institutional accounts. In 1987, he progressed to Analyst/Portfolio Manager for Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in 1997 in the role of Analyst/Portfolio Manager. He rose to the position of Executive Director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. Mr. Kramp joined Coho Partners, Ltd. in June, 2006, where he is a Partner, a Portfolio Manager and Research Analyst. He serves on the firm's Investment Committee.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, serves as a Sub-Adviser to the Catholic Values Equity Fund. Montie L. Weisenberger manages the portion of the Catholic Values Equity Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

EARNEST Partners LLC: EARNEST Partners LLC (EARNEST), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at EARNEST manages the portion of the Catholic Values Equity Fund's assets allocated to EARNEST. Paul E. Viera, Chief Executive Officer and Manager of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the Catholic Values Equity Fund. Mr. Viera holds a B.A. in Economics from the University of Michigan, an

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M.B.A. from the Harvard Business School and has over thirty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at Parametric, led by Paul Bouchey, Chief Investment Officer — Seattle Investment Center, and Thomas Seto, Head of Investment Management — Seattle Investment Center, manages the portion of the Catholic Values Equity Fund's assets allocated to Parametric. Messrs. Bouchey and Seto have been with Parametric since 2006 and 1998, respectively.

Snow Capital Management, L.P.: Snow Capital Management, L.P. (SCM), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manages the portion of the Catholic Values Equity Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. Ms. Wickland joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals at WRIMCO manages the portion of the Catholic Values Equity Fund's assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President and Portfolio Manager, and Gus Zinn, CFA, Senior Vice President and Portfolio Manager, have been co-portfolio managers and have held primary responsibility for all investment decisions on WRIMCO's Core Equity strategy since July 2006. During the past five years, both managers have been responsible for WRIMCO's Core Equity institutional composite along with the Waddell & Reed Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds.

CATHOLIC VALUES FIXED INCOME FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals manages the portion of the Catholic Values Fixed Income Fund's assets allocated to IR+M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder, Senior Portfolio Manager and Chief Investment Officer; Bill O'Malley, CFA, Managing Principal, Senior Portfolio Manager and Director of Investment Team; and Ed Ingalls, CFA, Principal, and Senior Portfolio Manager. This team is ultimately responsible for the day-to-day management and strategic direction of the Catholic Values Fixed Income Fund. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O'Malley joined IR+M in September 1994, and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O'Malley and Mr. Ingalls have all been in their current roles since joining IR+M.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Chia-Liang Lian manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western

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Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt, Lindbloom, Lian and Buchanan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as a Portfolio Manager in 2005. Mr. Lian and Mr. Buchanan also serve as Western Asset's Co-Head of Emerging Market Debt and Deputy Chief Investment Officer, respectively.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Catholic Values Fixed Income Fund. Chief Investment Officer S. Kenneth Leech manages the portion of the Catholic Values Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Leech joined Western Asset companies in 1990.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Fund shares.

Legal Proceedings

A lawsuit entitled Steven Curd and Rebel Curd v. SEI Investments Management Corporation was initially filed against SIMC in the U.S. District Court for the Eastern District of Pennsylvania (the Court) on December 11, 2013. On August 28, 2014, the Court granted SIMC's motion to dismiss the initial complaint in the lawsuit, but also granted plaintiffs leave to amend the complaint. On October 2, 2014, plaintiffs filed an amended complaint. In the amended complaint, SEI Investments Global Funds Services (SGFS) was added as a defendant. On July 13, 2015, the Court denied SIMC's motion to dismiss the amended complaint, and granted the motion to dismiss with respect to SGFS. On September 18, 2015, a second amended complaint was filed that seeks to remedy a technical deficiency in the amended complaint. The plaintiffs bring the case as a shareholder derivative action against SIMC and SGFS on behalf of certain SEI funds. The claims were based on Section 36(b) of the Investment Company Act of 1940, as amended, which allows shareholders of a mutual fund to sue the investment adviser of the fund or its affiliates for an alleged breach of fiduciary duty with respect to compensation received by the adviser or its affiliates. The plaintiffs bring the suit against SIMC and SGFS with respect to five specific SEI Funds: the International Equity Fund, which is a series of the SEI Institutional International Trust, the High Yield Bond, Tax-Managed Large Cap, and Tax-Managed Small/Mid Cap Funds, each of which is a series of the SEI Institutional Managed Trust, and the Intermediate-Term Municipal Fund, which is a series of the SEI Tax Exempt Trust. The plaintiffs seek: (1) damages for the funds in the amount of the alleged "excessive" fees earned by SIMC and SGFS beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees; (2) orders declaring that SIMC and SGFS allegedly violated Section 36(b) and enjoining SIMC and SGFS from further alleged violations; and (3) rescission of SIMC's and SGFS's contracts with the funds, and restitution of all allegedly excessive fees paid beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees. SIMC continues to dispute the claims, and intends to continue to vigorously defend the matter.

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PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called "redeem") Class Y Shares of the Funds. The Funds offer Class Y Shares only to financial institutions and intermediaries for their own or their customers' accounts.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). A Fund generally will notify a prospective investor of the Fund's determination to reject a purchase request within a reasonable period of time after such determination is made. For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV per share, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

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You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. You may obtain the current NAV of a Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on the an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

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Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or the Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or the Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or the Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated sub-committee. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

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For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or the Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities, to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

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The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests to acquire Fund shares) for any reason . A Fund generally will notify a prospective investor of the Fund's determination to reject a purchase request within a reasonable amount of time after such determination is made.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

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Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order submitted to acquire Fund shares and generally will notify a prospective investor of such determination within a reasonable period of time after such determination is made; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

You may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Catholic Values Trust on any Business Day by contacting the Funds directly by mail or telephone. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial

35

SEI / PROSPECTUS

institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your redemption request in proper form before 4:00 p.m. Eastern Time. A Fund will not accept redemption requests that request a particular day or price for the transaction or any other special conditions.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make a payment. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would bear the risk of the securities that are distributed to you declining in value between the time they are distributed and the time they are sold.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings

36

SEI / PROSPECTUS

information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Catholic Values Equity Fund distributes its investment income annually. The Catholic Values Fixed Income Fund declares its net investment income daily and distributes it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Each Fund intends to qualify as a regulated investment company for U.S. income tax purposes and distribute substantially all of its net investment company and net realized gain, if any.

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are reported as qualified dividend income. Distributions reported by the Funds as long term capital gains and qualified dividend income are generally taxable at the rates applicable to long term capital gains and currently set at a maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agents) will send you a statement showing the types and total amount of distributions you received during the previous year.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

37

SEI / PROSPECTUS

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders of such Funds should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Funds' SAI contains more information about taxes.

38

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class Y Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE PERIOD ENDED FEBRUARY 29, 2016.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
CLASS Y(2)
2016	$10.04	$0.07	$(1.47)	$(1.40)	$(0.08)	$—	$(0.08)	$8.56	(14.05)%	$9,308	0.76%	1.07%	1.01%	84%
Catholic Values Fixed Income Fund
CLASS Y(2)
2016	$9.95	$0.14	$(0.04)	$0.10	$(0.16)	$—	$(0.16)	$9.89	1.00%	$1,185	0.61%	0.84%	1.97%	216%

† Total Returns and portfolio turnover rates are for the period indicated and have not been annualized. Total Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) Commenced operations on May 31, 2015. All ratios for the period have been annualized.

Amounts designated as "—" are either $0 or have been rounded to $0.

39

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated June 30, 2016 includes more detailed information about SEI Catholic Values Trust. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Trust makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Catholic Values Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Catholic Values Trust's Investment Company Act registration number is 811-23015.

June 30, 2016

PROSPECTUS

SEI Catholic Values Trust

Class Y Shares

›  Catholic Values Equity Fund (CAVYX)

›  Catholic Values Fixed Income Fund (CFVYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI-F-189 (06/16)

SEIC.COM

STATEMENT OF ADDITIONAL INFORMATION

SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund

Ticker Symbols: Class A—CAVAX, Class Y—CAVYX

Catholic Values Fixed Income Fund

Ticker Symbols: Class A—CFVAX, Class Y—CFVYX

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

BlackRock Investment Management, LLC
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
EAM Investors, LLC
EARNEST Partners LLC
Income Research & Management
Parametric Portfolio Associates LLC
Snow Capital Management, L.P.
Waddell & Reed Investment Management Co
Western Asset Management Company
Western Asset Management Company Limited

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Catholic Values Trust (the "Trust") and should be read in conjunction with the Trust's Class A and Class Y shares prospectuses (the "Prospectuses"), each dated June 30, 2016. The Prospectuses may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

June 30, 2016

SEI-F-190 (06/16)

TABLE OF CONTENTS

THE TRUST	S-1
INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-3
American Depositary Receipts	S-4
Asset-Backed Securities	S-4
Catholic Values Investing Risk	S-6
Commercial Paper	S-6
Construction Loans	S-6
Credit Linked Notes	S-7
Demand Instruments	S-7
Distressed Securities	S-7
Dollar Rolls	S-7
Equity-Linked Warrants	S-8
Equity Securities	S-8
Eurobonds	S-9
Exchange Traded Products ("ETPs")	S-9
Fixed Income Securities	S-11
Foreign Securities and Emerging and Frontier Markets	S-13
Forward Foreign Currency Contracts	S-14
Futures and Options on Futures	S-17
Government National Mortgage Association ("GNMA") Securities	S-18
High Yield Foreign Sovereign Debt Securities	S-19
Illiquid Securities	S-19
Interfund Lending and Borrowing Arrangements	S-20
Investment Companies	S-20
Loan Participations and Assignments	S-21
Money Market Securities	S-22
Mortgage-Backed Securities	S-22
Mortgage Dollar Rolls	S-25
Municipal Securities	S-25
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-26
Obligations of Supranational Entities	S-27
Options	S-27
Participation Notes ("P-Notes")	S-29
Pay-In-Kind Bonds	S-29
Privatizations	S-29
Put Transactions	S-29
Receipts	S-30
Real Estate Investment Trusts ("REITs")	S-30
Real Estate Operating Companies ("REOCs")	S-31
Repurchase Agreements	S-31
Restricted Securities	S-31
Reverse Repurchase Agreements and Sale-Buybacks	S-31
Risks of Cyber Attacks	S-32
Sovereign Debt	S-32
Structured Securities	S-33
Swaps, Caps, Floors, Collars and Swaptions	S-33
U.S. Government Securities	S-35
Variable and Floating Rate Instruments	S-36
When-Issued and Delayed Delivery Securities	S-36
Yankee Obligations	S-36
Zero Coupon Securities	S-37

INVESTMENT LIMITATIONS	S-38
THE ADMINISTRATOR AND TRANSFER AGENT	S-40
THE ADVISER AND SUB-ADVISERS	S-41
DISTRIBUTION AND SHAREHOLDER SERVICING	S-60
TRUSTEES AND OFFICERS OF THE TRUST	S-61
PROXY VOTING POLICIES AND PROCEDURES	S-69
PURCHASE AND REDEMPTION OF SHARES	S-70
TAXES	S-71
PORTFOLIO TRANSACTIONS	S-77
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-80
DESCRIPTION OF SHARES	S-80
LIMITATION OF TRUSTEES' LIABILITY	S-81
CODES OF ETHICS	S-81
VOTING	S-81
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-81
SOCIAL INVESTMENT SERVICES	S-82
CUSTODIANS	S-82
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-82
LEGAL COUNSEL	S-82
DESCRIPTION OF RATINGS	A-1

June 30, 2016

THE TRUST

SEI Catholic Values Trust (the "Trust") is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Delaware statutory trust pursuant to a Declaration of Trust dated December 8, 2014. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class A and Class Y may be offered, which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information ("SAI") relates to the following portfolios: Catholic Values Equity Fund and Catholic Values Fixed Income Fund (each, a "Fund" and, together, the "Funds"), including all classes of the Funds.

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

CATHOLIC VALUES EQUITY FUND—The Catholic Values Equity Fund's investment objective is long-term capital appreciation. Dividend income, if any, will be incidental. Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the United States Conference of Catholic Bishops' ("USCCB") Socially Responsible Investing Guidelines ("Guidelines"). Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. SIMC has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in common stocks and other equity securities, which may include preferred stocks, warrants, participation notes and depositary receipts. The Fund invests primarily in securities of domestic companies, but may also, to a lesser extent, invest in securities of foreign companies, which may include companies in emerging markets. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. The Fund may invest in exchange-traded funds ("ETFs") or equity swaps to obtain exposure to the equity market during high volume periods of investment into the Fund.

SIMC seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers, including growth-oriented, value-oriented, and blended approaches to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from professional financial research analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund implements its views on the Guidelines through the use of Sub-Advisers that invest directly and a designated Sub-Adviser that acts as an overlay manager and implements the portfolio recommendations of the other Sub-Advisers. Such other Sub-Advisers provide a model portfolio to the Fund on an ongoing basis that represents their recommendations as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios, with the weighting of each Sub-Adviser's model in the total portfolio determined by the Adviser. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, but also has the authority to vary from such aggregation: (i) to conform the Fund's securities transactions by avoiding issuers identified as not aligning with the Guidelines; (ii) to favor, consistent with the Guidelines, securities of companies that are more highly ranked with respect to environmental, social and governance criteria than other companies in the Fund's portfolio; (iii) to seek to achieve lower volatility; and (iv) to a lesser extent, manage risks, seek trading cost efficiencies or efficient tax management. In addition to acting as overlay manager, the overlay manager may also manage a portion of the Fund's portfolio, as determined by the Adviser.

The Fund may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, as a result of changes in portfolio strategy or to help the overlay manager meet the Fund's investment strategies.

CATHOLIC VALUES FIXED INCOME FUND—The Catholic Values Fixed Income Fund's investment objective is a high level of current income with preservation of capital. Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities, which may include floating rate and variable rate securities.

The Fund seeks to make investment decisions consistent with the principles of the Catholic Church with respect to a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. This will be accomplished through the reliance on the principles contained in the USCCB Guidelines. Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. SIMC has retained a third party environmental, social, and governance research firm to compile a list of restricted securities, using principles contained in the Guidelines, in which the Fund will not be permitted to invest. The Fund will not invest in issuers identified through this process. SIMC reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities. The Fund will engage in active and frequent trading of portfolio securities.

Under normal circumstances, the Fund will invest a significant portion of its assets in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of A or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its net assets in bonds that are rated below investment grade (those rated BB+, B and CCC) (junk bonds). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade

(junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Up to 20% of the Fund's net assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 20% of its net assets in the fixed-income securities of foreign issuers in any country, including developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.

The Fund may also invest in futures contracts, forward contracts, and options for speculative or hedging purposes. Futures contracts, forward contracts, and options may be used to synthetically obtain exposure to securities or baskets of securities. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Adviser seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple Sub-Advisers. The allocation is made based on the Adviser's desire for balance among differing investment styles and philosophies offered by the Sub-Advisers.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. The dollar-weighted average duration of the Barclays U.S. Aggregate Bond Index varies significantly over time, but as of March 31, 2016 it was 5.47 years.

Investments for the Fund, both foreign and domestic, are selected based on the following criteria:

•  the use of interest-rate and yield-curve analyses;

•  the use of credit analyses, which indicate a security's rating and payment of interest and principal at maturity; and

•  use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.

The remainder of the Fund's assets may be held in cash or cash equivalents.

A Sub-Adviser may sell a security when it becomes substantially overvalued or is experiencing deteriorating fundamentals, or as a result of changes in portfolio strategy. A security may also be sold and replaced with one that presents a better value.

The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. The Funds may invest in ADRs. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized risk obligations, collateralized loan obligations ("CLOs") and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Funds, as securityholders, may suffer a loss.

Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, has created uncertainty in the credit and other financial markets and other unknown risks. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), for example, imposes a new regulatory framework on the U.S. financial services industry and the consumer credit markets in general. As a result of the Dodd-Frank Act and similar measures to re-regulate the credit markets and, in particular, the structured finance markets, the manner in which asset-backed securities are issued and structured has been altered and the reporting obligations of the issuers of such securities may be significantly increased or may become more costly. The value or liquidity of any asset-backed securities held or acquired by the Funds may be adversely affected as a result of these changes.

In particular, the implementation of Section 619 of the Dodd-Frank Act (and related regulations) prohibiting certain banking entities from engaging in proprietary trading (the so-called Volcker Rule) and of Section 941 of the Dodd-Frank Act (and related regulations) requiring the "sponsor" of a securitization to retain no less than 5% of the credit risk of the assets collateralizing the asset-backed securities, could have a negative effect on the marketability and liquidity of asset-backed securities (including mortgage-backed securities and collateralized debt obligations ("CDOs") and CLOs), whether in the primary issuance or in secondary trading. It is possible that the risk retention rules may reduce the number of new issuances of private-label mortgage backed securities or the number of collateral managers active in the CDO and CLO markets, which also may result in fewer new issue securities. A contraction or reduced liquidity in the asset-backed, CDO or CLO markets could reduce opportunities for the Funds to sell their securities and might adversely affect the management flexibility of the Funds in relation to the respective portfolios.

In addition to the changes required by the Dodd-Frank Act, the Securities and Exchange Commission ("SEC") adopted rules in August 2014 that substantially revise "Regulation AB" (the SEC's principal source of rules for asset-backed securities) and other rules governing the offering process, disclosure and reporting for asset-backed securities issued in registered transactions. Among other things, those rules require enhanced disclosure of asset-level information at the time of the securitization and on an ongoing basis. Certain elements of proposed Regulation AB remain outstanding, including the proposal that issuers of structured finance products offered privately provide the same initial and ongoing information as would be required if the offering were public. It is not clear when or whether any of the proposed revisions to Regulation AB that remain outstanding will be adopted, how those standards will be implemented, or what effect those standards will have on securitization transactions. The rules may, for example, have the effect of impeding new issuances and reducing the availability of investments for the Funds, or adversely affecting the market value of legacy securities that do not conform with the new rules.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, the Funds must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

CATHOLIC VALUES INVESTING RISK—Each Fund considers the Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. The Funds may invest in construction loans. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or GNMA insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate

("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under "Swaps, Caps, Floors, Collars and Swaptions." Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities."

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, Funds will "cover" any dollar roll as required by the Investment Company Act of 1940, as amended (the "1940 Act").

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds. The Funds may invest in equity-linked warrants.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but an adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. The Funds may invest in equity securities. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the U.S. on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings, as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. They may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS ("ETPs")—A Fund may directly purchase shares of or interests in ETPs (including ETFs, exchange-traded notes ("ETNs") and exchange-traded commodity pools). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the Securities Act of 1933, as amended (the "1933 Act"). Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's net asset value, the changes in the pool's net asset value do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. The risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Certain exchange-traded commodity pools may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for the Funds to maintain their status as regulated investment companies under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The Funds may invest in fixed income securities. The market value of the fixed income securities in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term securities in which a portfolio may invest are more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by a Fund's adviser. See "Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, an adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, an adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include adverse future political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

In June 2016, the United Kingdom (the "UK") voted in a referendum to leave the European Union ("EU"). Although the precise timeframe for "Brexit" is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK's intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds' investments.

A Fund's investments in emerging and frontier markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. "Frontier market countries" are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund's investments in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. A Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The Funds may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

Certain Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If any of the Funds enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures

Trading Commission ("CFTC"). Certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by their stated investment policies. The Funds may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Funds' returns, as permitted by their respective stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. A Fund may use futures for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including those discussed in the Prospectuses, as well as the following: (i) the success of a hedging strategy may depend on an adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") SECURITIES—A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Because prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Funds may invest in illiquid securities. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the "Board"). Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, SIMC or a Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. Upon implementation of the Program, SIMC administers the Program according to procedures approved by the SEI Funds' Board. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example, an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory and other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to each of certain iShares, PowerShares, SPDR and ProShares Trust exchange-traded funds (collectively, the "Exemption ETFs") and procedures approved by the Board, certain Funds may invest in the Exemption ETFs in excess of the 3% limit described above, provided that such Funds otherwise comply with the conditions of the applicable SEC orders, as they may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.

Certain ETFs that are not investment companies may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by SIMC or the Sub-Adviser(s), as applicable, to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Funds could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Fannie Mae and Freddie Mac (the "GSEs"), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities ("CMBS"), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Funds of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhances could cause losses to the Funds and affect their share prices.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through securities, which represent the beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level or prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior. Beginning in late 2006, delinquencies, defaults and foreclosures on residential and commercial mortgage loans increased significantly, and they may again increase in the future. In addition, beginning in late 2006, numerous originators and servicers of residential mortgage loans experienced serious financial difficulties and, in many cases, went out of business or were liquidated in bankruptcy proceedings. Those difficulties resulted, in part, from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations and warranties regarding loan characteristics.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled.

The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. While it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds' actual yield to maturity, even if the average rate of principal payments is consistent with a Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent a Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of a pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the

"principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed term, fixed rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. The Funds may invest in mortgage dollar rolls. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The Funds may invest in municipal securities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. These investments may be made by the Funds. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, time deposits earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development ("World Bank"), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions.

If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities may be purchased by the Catholic Values Fixed Income Fund. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indexes or securities must be "covered" as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as an adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include those discussed in the Prospectus, as well as: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION NOTES ("P-NOTES")—P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. The Funds may invest in pay-in-kind bonds. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—A Fund may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases; for example, to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security.

The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITs")—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Funds may invest in REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCs")—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, they provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (i) availability of tax-loss carryforwards, (ii) operation in non-REIT-qualifying lines of business and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the 1933 Act, or an exemption from registration. Permitted investments for the Funds include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. The Funds may invest in reverse repurchase agreements. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

RISKS OF CYBER ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting a Fund, SIMC or any of the Sub-Advisers, the Fund's distributor, custodian, transfer agent, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally cleared or over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a "credit event" triggering the seller's payment obligation's obligation under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness, in addition to other risks discussed in this SAI and in the Prospectuses. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act and also include commodity options and non-deliverable forwards ("NDFs"). Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swaps indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps will be required to register with the CFTC as swap dealers and will be required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indexes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.

These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and generally will seek to have low correlation to major market indexes. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectuses, means the lesser of: (1) 67% of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund's outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of a Fund.

Each Fund may not:

  1.  Purchase securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities are not considered members of any industry.

  2.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  With respect to 75% of the Fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government and its instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  4.  Make loans except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in REITs, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

  6.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

  7.  Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

Non-Fundamental Policies

The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed by the Board, without shareholder approval, in compliance with applicable law and regulatory policy.

  1.  A Fund shall not invest in companies for purposes of exercising control or management.

  2.  A Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

  3.  A Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

  4.  A Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

  5.  A Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

When valuing derivative instruments for the purpose of determining compliance with its 80% test, each Fund will use the market value, if available, or otherwise the fair market value, of such derivative instrument. The Catholic Values Equity Fund will consider only those convertible securities that are immediately convertible and actually in the money as equity securities for purposes of determining compliance with its 80% test.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. For the purpose of determining whether a Fund's portfolio is concentrated in a particular industry, the Fund will look through to the securities held by other investment companies (including ETFs) in which the Fund invests.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. At the time a Fund enters into such a transaction, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the mark-to-market value of the Fund's obligation, and will subsequently monitor the account to ensure that such equivalent value is maintained.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to:

•  maintaining books and records related to a Fund cash and position reconciliations, and portfolio transactions;

•  preparation of financial statements and other reports for the Funds;

•  calculating the net asset value of the Funds in accordance with the Funds' valuation policies and procedures;

•  tracking income and expense accruals and processing disbursements to vendors and service providers;

•  providing performance, financial and expense information for registration statements and board materials;

•  providing certain tax monitoring and reporting;

•  providing space, equipment, personnel and facilities;

•  maintaining share transfer records;

•  reviewing account opening documents and subscription and redemption requests;

•  calculating and distributing required ordinary income and capital gains distributions; and

•  providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from the reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund, at the following annual rates:

Fund	Administration Fee
Catholic Values Equity Fund	0.30%
Catholic Values Fixed Income Fund	0.30%

For the fiscal period from April 30, 2015 to February 29, 2016, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Administration Fees Paid (000)	Administration Fees Waived (000)
Fund	2016	2016
Catholic Values Equity Fund*	$413	$—
Catholic Values Fixed Income Fund*	$145	$73

*  Commenced operations on April 30, 2015.

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC had approximately $164.69 billion in assets as of March 31, 2016.

Manager of Managers Structure. SIMC is the investment adviser to each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds' shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds. Sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the sub-advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers' performance and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of

SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

Each Advisory Agreement provides that SIMC or the Fund's Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or the Fund's Sub-Adviser, as applicable, or by SIMC or the Fund's Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Catholic Values Equity Fund	0.60%
Catholic Values Fixed Income Fund	0.35%

SIMC pays the Sub-Advisers a fee out of its advisory fee, which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For the fiscal period from April 30, 2015 to February 29, 2016, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

	Net Advisory Fees Paid (000)	Advisory Fees Waived (000)
Fund	2016	2016
Catholic Values Equity Fund*	$410	$417
Catholic Values Fixed Income Fund*	$161	$93

*  Commenced operations on April 30, 2015.

For the fiscal period from April 30, 2015 to February 29, 2016, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers.

	Sub-Advisory Fees Paid (000)	Sub-Advisory Fees Waived (000)
Fund	2016	2016
Catholic Values Equity Fund*	$356	$—
Catholic Values Fixed Income Fund*	$103	$—

*  Commenced operations on April 30, 2015.

The Sub-Advisers

BLACKROCK INVESTMENT MANAGEMENT, LLC—BlackRock Investment Management, LLC ("BIM") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. BIM is an investment adviser registered with the SEC. BIM is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), an independent and publicly-traded corporation incorporated in Delaware and headquartered in New York, New York. As of March 31, 2016, The PNC Financial Services Group, Inc. owned 21.8% of BlackRock and institutional investors, employees and the public held economic interest of 78.2% of BlackRock. With regard to voting stock, PNC owned 21.1% and institutional investors, employees and the public owned 78.9% of voting shares.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC—Brandywine Global Investment Management, LLC ("Brandywine Global") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Brandywine Global, founded in 1986, is a wholly owned, but independently operated subsidiary of Legg Mason Inc., retaining complete investment autonomy and control over management, investment, and employment decisions.

COHO PARTNERS, LTD.—Coho Partners, Ltd. ("Coho") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Coho is 100% employee owned.

EAM INVESTORS, LLC—EAM Investors, LLC ("EAM Investors") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. EAM Investors was founded as a California Limited Liability Company in 2007. EAM Investors employees own 56% of EAM Investors. Byron C. Roth, through his majority ownership of CR Financial Holdings, Inc. and its wholly owned subsidiary WACO Limited, LLC, indirectly owns a 44% interest in the firm.

EARNEST PARTNERS LLC—EARNEST Partners LLC ("EARNEST") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. EARNEST, a Delaware limited liability company, was founded in 1998 and registered with the SEC in 1999. EARNEST is employee-owned, with Paul E. Viera holding a controlling interest in the firm.

INCOME RESEARCH & MANAGEMENT—Income Research & Management ("IR+M") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Fixed Income Fund. IR+M is a Massachusetts business trust founded in 1987. IR+M was incorporated as Income Research & Management, Inc. from inception through December 2003. In December 2003, Income Research & Management, Inc. merged into IR&M Holdings LLC, and IR&M Holdings LLC merged into IR&M Holdings Business Trust. In January 2004, IR&M Holdings Business Trust changed its name to Income Research & Management. IR+M has been 100% privately owned since its inception in 1987 and remains so today.

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric Portfolio Associates LLC ("Parametric") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Eaton Vance Corp., through its wholly-owned subsidiaries Eaton Vance Acquisitions and EVA Holdings LLC, maintains voting control of Parametric and profit and capital interests of 92% and 97%, respectively. Former and current employees of Parametric and its wholly-owned subsidiary Parametric Risk Advisors LLC, through ownership in Parametric Portfolio LP, maintain an indirect profit and capital ownership interest in Parametric Portfolio LP of 8% and 3%, respectively.

SNOW CAPITAL MANAGEMENT, L.P.—Snow Capital Management, L.P. ("SCM") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. SCM is a 95% employee-owned Pennsylvania limited partnership.

WADDELL & REED INVESTMENT MANAGEMENT CO—Waddell & Reed Investment Management Co ("WRIMCO") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. WRIMCO operates as a wholly owned, indirect subsidiary of Waddell & Reed Financial, Inc. ("WDR"), a publicly traded company. WDR traces its investment heritage back to 1937. The firm is focused on asset management and distribution of investment products. There are no principal owners of the public company with greater than 25% ownership.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Fixed Income Fund. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Catholic Values

Fixed Income Fund. Western Asset Limited is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

Portfolio Management

SIMC

Compensation. SIMC compensates each portfolio manager for his management of the Catholic Values Equity and Catholic Values Fixed Income Funds. Each portfolio manager's and investment analyst's compensation consists of a combination of a fixed annual salary, a discretionary annual bonus, and in some instances an annual long-term incentive grant. Twenty percent of each portfolio manager's compensation is tied to the corporate performance of SEI (SIMC's ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC.

Ownership of Fund Shares. As of February 29, 2016, the portfolio managers beneficially owned shares of the Funds they manage (which may be through their 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
Gregory L. McIntire, CFA	None
Steven Treftz, CFA	None

Other Accounts. As of December 31, 2015, in addition to the Catholic Values Equity and Catholic Values Fixed Income Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, approximately as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Gregory L. McIntire, CFA	22	$26,205	7	$2,894	2	$10.8
Steven Treftz, CFA	11	$8,657	1	$86	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Catholic Values Equity and Catholic Values Fixed Income Funds' investments. The other accounts might have similar investment objectives as the Catholic Values Equity and Catholic Values Fixed Income Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Catholic Values Equity and Catholic Values Fixed Income Funds.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Catholic Values Equity and Catholic Values Fixed Income Funds. Because of their positions with the Catholic Values Equity and Catholic Values Fixed Income Funds, the portfolio managers know the size, timing and possible market impact of Catholic Values Equity Fund and Catholic Values Fixed Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Catholic Values Equity and Catholic Values Fixed Income Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Catholic Values Equity and Catholic Values Fixed Income Funds and the

other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Catholic Values Equity and Catholic Values Fixed Income Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Catholic Values Equity and Catholic Values Fixed Income Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Catholic Values Equity and Catholic Values Fixed Income Funds, such an approach might not be suitable for the Catholic Values Equity and Catholic Values Fixed Income Funds given their investment objectives and related restrictions.

BIM

Compensation. SIMC pays BIM a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between BIM and SIMC. BIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended March 31, 2016.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio manager's compensation as of March 31, 2016.

BIM's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BIM.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BIM's formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BIM's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large Cap Growth fund classification; Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BIM's management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Fund Shares. As of March 31, 2016, BIM's portfolio manager did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of March 31, 2016, in addition to the Catholic Values Equity Fund, BIM's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lawrence G. Kemp, CFA	17	$13.13	2	$1.12	2	$0.593

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.

Portfolio Manager Potential Material Conflicts of Interest. BIM has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BIM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BIM furnishes investment management and advisory services to numerous clients in addition to the Fund, and BIM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BIM, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BIM, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BIM recommends to the Fund. BIM, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BIM with respect to the same securities. Moreover, BIM may refrain from rendering any advice or services concerning securities of companies of which any of BIM's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BIM or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BIM owes a duty of loyalty to its clients and must treat each client fairly. When BIM purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BIM attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BIM has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BIM with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Brandywine Global

Compensation. SIMC pays Brandywine Global a fee based on the assets under management of the Catholic Values Equity Fund as set forth in the investment sub-advisory agreement between Brandywine Global and SIMC. Brandywine Global pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 29, 2016.

Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serves as a mechanism to deter excessive risk-taking.

Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine

Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of the Brandywine Global, which the firm believes leads to responsibility, accountability, and low turnover of people.

Ownership of Fund Shares. As of February 29, 2016, Brandywine Global's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Equity Fund, Brandywine Global's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Patrick S. Kaser, CFA	3	$2,665.6	4	$50.0	28		$2,044.0
	0	$0	0	$0	2	*	$6.5
Paul R. Lesutis, CFA	3	$2,665.6	4	$50.0	28		$2,044.0
	0	$0	0	$0	2	*	$6.5
James J. Clarke	3	$2,665.6	4	$55.8	28		$2,044.0
	0	$0	0	$0	2	*	$6.5

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Brandywine Global's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Catholic Values Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Catholic Values Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Catholic Values Equity Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of an account's trade, whereby a portfolio manager could use this information to the advantage of certain accounts and to the disadvantage of other accounts. Additionally, the simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee may create a conflict of interest as the portfolio managers may have an incentive to favor client accounts with the potential to receive greater fees. While the portfolio managers' management of other accounts may give rise to potential conflicts of interest, Brandywine Global does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Brandywine Global believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Coho

Compensation. SIMC pays Coho a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Coho and SIMC. Coho pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. Coho's investment professionals receive a fair salary. Bonuses, when issued, are determined based on the overall performance of the firm. No compensation is paid based on the pre-tax or after-tax performance of any single account or group of accounts. The following information relates to the period ended March 31, 2016.

Ownership of Fund Shares. As of March 31, 2016, Coho's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of March 31, 2016, in addition to the Catholic Values Equity Fund, Coho's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Peter A. Thompson*	1	$304.4	1	$72.4	578	$2,187.8
Brian L. Kramp, CFA*	1	$304.4	1	$72.4	578	$2,187.8

None of the accounts listed above are subject to a performance-based advisory fee.

*  Peter Thompson and Brian Kramp serve as the lead portfolio managers for the Catholic Values Equity Fund, but the Adviser utilizes a team approach in terms of the research and portfolio management of all assets under management at the firm. The Adviser believes that the team approach serves to enhance the rigor of the investment research and portfolio management effort while also providing for an overlap in coverage responsibilities and continuity of the investment approach. The firm's assets include $2.7 billion across 796 accounts and 160 relationships as of 3/31/16.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Catholic Values Equity Fund, which may have different investment guidelines and objectives. In addition to the Catholic Values Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Catholic Values Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Catholic Values Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Catholic Values Equity Fund, may track the same benchmarks or indexes as the Catholic Values Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Catholic Values Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Catholic Values Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Catholic Values Equity Fund. To address and manage these potential conflicts of interest, Coho has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

EAM Investors

Compensation. SIMC pays EAM Investors a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between EAM Investors and SIMC. EAM Investors pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 29, 2016.

EAM Investors' portfolio manager is paid a competitive salary and participates in the firm's revenue share plan. The portfolio manager is also an equity owner and is eligible for equity based distributions from profits.

Ownership of Fund Shares. As of February 29, 2016, EAM Investors' portfolio manager did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Equity Fund, EAM Investors' portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Montie L. Weisenberger	6	$449.0	1	$64.8	9	$217.0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. All EAM Investors portfolios within a specific style, i.e. small cap growth, are managed in parallel with the same holdings and approximately the same weights of securities, except for client specific guidelines and restrictions. EAM Investors does not currently have any performance based fee schedules with clients. The firm's personal trading policy restricts personal trading in any security with a market cap below $10 billion, well above the range of all EAM Investors portfolios. Because of these factors EAM Investors would not expect the portfolio manager to have a material conflict of interest in managing any of our client's portfolios.

EARNEST

Compensation. SIMC pays EARNEST a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between EARNEST and SIMC. EARNEST pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 29, 2016.

EARNEST's personnel are generally paid a salary and a discretionary bonus. Compensation is intended to incentivize both longevity and overall investment performance. Current and potential equity ownership is a primary incentive for employee longevity and performance.

Ownership of Fund Shares. As of February 29, 2016, EARNEST's portfolio manager did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Equity Fund, EARNEST's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Paul E. Viera	10	$3,199.2	28	$2,123.6	159		$8,682.8
	0	$0	0	$0	6	*	$1,161.4

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. EARNEST's portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the Catholic Values Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Catholic Values Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Catholic Values Equity Fund. EARNEST does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, EARNEST believes that it has reasonably designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of EARNEST's portfolio manager's day-to-day management of the Catholic Values Equity Fund. Because of his position with the Catholic Values Equity

Fund, the portfolio manager could know certain information about the size, timing and possible market impact of Catholic Values Equity Fund trades, even though the Fund's trades are executed by the overlay manager. It is theoretically possible that EARNEST's portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Catholic Values Equity Fund. However, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a basis that it believes to be fair and equitable over time.

A potential conflict of interest may arise as a result of EARNEST's portfolio manager's management of the Catholic Values Equity Fund and other accounts, which, in theory, may allow the portfolio manager to allocate investment opportunities in a way that favors other accounts over the Catholic Values Equity Fund. This conflict of interest may be exacerbated to the extent that EARNEST or its portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a base and incentive fee) than from the Catholic Values Equity Fund. Notwithstanding this theoretical conflict of interest, it is EARNEST's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a basis that it believes to be fair and equitable over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while EARNEST's portfolio manager may buy for other accounts securities that differ in identity or quantity from securities instructed for purchase by the overlay manager for the Catholic Values Equity Fund, such securities might not be suitable for the Catholic Values Equity Fund given its investment objectives and related restrictions.

IR+M

Compensation. SIMC pays IR+M a fee based on the assets under management of the Catholic Values Fixed Income Fund as set forth in an investment sub-advisory agreement between IR+M and SIMC. IR+M pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Fixed Income Fund. The following information relates to the period ended February 29, 2016.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR+M as well as the portfolio manager's overall contribution to the firm's success. Portfolio managers also receive competitive benefits and may participate in IR+M's company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a long-term incentive, portfolio managers may be offered to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.

Portfolio manager compensation is neither based on the Catholic Values Fixed Income Fund's pre- or after-tax performance nor determined by the value of the assets in the portfolios.

Ownership of Fund Shares. As of February 29, 2016, IR+M's portfolio managers did not beneficially own any shares of the Catholic Values Fixed Income Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Fixed Income Fund, IR+M's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jack Sommers, CFA	5	$2,131	28	$6,110	491	$42,878
Bill O'Malley, CFA	5	$2,131	28	$6,110	491	$42,878
Ed Ingalls, CFA	5	$2,131	28	$6,110	491	$42,878

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. IR+M's management of other accounts may give rise to potential conflicts of interest in connection with its management of the Catholic Values Fixed Income Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Catholic Values Fixed Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Catholic Values Fixed Income Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' day-to-day management of the Catholic Values Fixed Income Fund. Because of their positions with the Catholic Values Fixed Income Fund, the portfolio managers know the size, timing and possible market impact of Catholic Values Fixed Income Fund trades. It is theoretically possible that IR+M's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Catholic Values Fixed Income Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' management of the Catholic Values Fixed Income Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Catholic Values Fixed Income Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Catholic Values Fixed Income Fund. Notwithstanding this theoretical conflict of interest, it is IR+M's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IR+M's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Catholic Values Fixed Income Fund, such securities might not be suitable for the Catholic Values Fixed Income Fund given its investment objectives and related restrictions.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 29, 2016.

Employee Compensation. Compensation of investment professionals has three primary components: (1) a base salary; (2) an annual cash bonus; and (3) annual equity-based compensation. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals are reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm's fiscal year-end, October 31.

Method to Determine Employee Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and remain competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. Cash bonuses are determined based on a target percentage of Parametric's profits. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors.

Ownership of Fund Shares. As of February 29, 2016, Parametric's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Equity Fund, Parametric's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Paul Bouchey	18	$11,043.20	11	$2,954.90	11,482		$51,233.99
	0	$0	0	$0	2	*	$1,015.71
Thomas Seto	31	$20,033.94	11	$2,954.90	11,482		$51,233.99
	0	$0	0	$0	2	*	$1,015.71

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Please note that at Parametric, accounts are managed on a team basis. Paul Bouchey and Thomas Seto are responsible for the management of the Fund in accordance with the guidelines and restrictions as defined in the prospectus. Under their supervision and direction are portfolio management teams consisting of Senior Portfolio Managers and Portfolio Managers, who are tasked with the day-to-day management of accounts.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser's and sub-adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

SCM

Compensation. SIMC pays SCM a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between SCM and SIMC. SCM pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 29, 2016.

SCM's Senior Portfolio Managers and Portfolio Managers are paid a competitive base salary, a discretionary bonus, and are shareholders of the firm. Approximately one-third to one-half of their overall compensation is tied to a subjective analysis of their respective products' performance as well as the overall profitability of the firm. SCM's Senior Analysts and Analysts are paid a competitive base salary and a discretionary bonus that is based on their individual performance relative to expectations and the overall profitability of the firm. Approximately one-third to one-half of their overall compensation is bonus.

Key SCM employees have, after meeting certain performance objectives, an option to participate in direct equity ownership. All SCM Portfolio Managers and Senior Analysts are designated as key employees. All SCM equity holders are required to enter into employment agreements, which include non-compete provisions.

SCM attempts to benchmark compensation and benefits with other firms in the industry and/or market. Our objective is to provide total cash compensation that is competitive on a national basis and supplement with equity awards to provide long term incentive and retention.

Ownership of Fund Shares. As of February 29, 2016, SCM's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Equity Fund, SCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joshua Schachter, CFA	3	$59.5	0	$0	2,428	$3,538.6
Anne Wickland, CFA	4	$59.8	0	$0	246	$1,758.9

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund. To address and manage these potential conflicts of interest, SCM has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

WRIMCO

Compensation. SIMC pays WRIMCO a fee based on the assets under management of the Catholic Values Equity Fund set forth in an investment sub-advisory agreement between WRIMCO and SIMC. WRIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Equity Fund. The following information relates to the period ended February 29, 2016.

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility In its consideration of an employee's base salary, WRIMCO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive Management of WRIMCO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards. If company stock is awarded, it will vest over a period of four years, with the first vesting to take place two years after the data of the award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses are deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all WRIMCO employees.

Ownership of Fund Shares. As of February 29, 2016, WRIMCO's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund .

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Equity Fund, WRIMCO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Eric Becker, CFA	4	$5,481	8	$1,576	28		$1,975
	0	$0	0	$0	1	*	$510
Gus Zinn, CFA	4	$5,481	8	$1,576	28		$1,975
	0	$0	0	$0	1	*	$510

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Catholic Values Equity Fund.

•  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Catholic Values Equity Fund. Securities selected for funds or accounts other than the Catholic Values Equity Fund might outperform the securities selected for the Catholic Values Equity Fund.

WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO has adopted certain compliance procedures, including a Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Catholic Values Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Fixed Income Fund. The following information relates to the period ended February 29, 2016.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of February 29, 2016, Western Asset's portfolio managers did not beneficially own any shares of the Catholic Values Fixed Income Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	109	$180,034	279		$84,072	615		$171,027
	0	$0	8	*	$1,492	57	*	$16,569
Carl L. Eichstaedt	15	$32,818	23		$9,991	147		$37,382
	0	$0	0		$0	23	*	$6,498
Mark S. Lindbloom	17	$35,586	21		$9,651	133		$35,286
	0	$0	0		$0	23	*	$6,732
Michael C. Buchanan	42	$39,033	80		$34,300	190		$50,519
	0	$0	4	*	$1,085	21	*	$6,448
Chia-Liang Lian	26	$31,829	42		$12,953	150		$30,379
	0	$0	1	*	$117	28	*	$7,672

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech is involved in the management of all the firm's portfolios, but is not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Catholic Values Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Catholic Values Fixed Income Fund's trades.

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset's team approach to portfolio management and block trading approach works to limit this potential risk. Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset's compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Catholic Values Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Catholic Values Fixed Income Fund. The following information relates to the period ended February 29, 2016.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of February 29, 2016, Western Asset Limited's portfolio manager did not beneficially own any shares of the Catholic Values Fixed Income Fund.

Other Accounts. As of February 29, 2016, in addition to the Catholic Values Fixed Income Fund, Western Asset Limited's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	109	$180,034	279		$84,072	615		$171,027
	0	$0	8	*	$1,492	57	*	$16,569

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Catholic Values Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Catholic Values Fixed Income Fund's trades.

Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity).

These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset Limited's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited's compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Funds are continuously offered. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's Distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

Pursuant to a Shareholder Service Plan (the "Shareholder Service Plan"), the Class A shares of each Fund are authorized to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at the annual rate of up to 0.25% of the value of the average daily net assets attributable to each of the Class A shares of the Fund, which is calculated daily and payable monthly.

The service fees payable under the Shareholder Service Plan are intended to compensate service providers for the provision of shareholder services and may be used to provide compensation to financial intermediaries for ongoing service and/or maintenance of shareholder accounts with respect to shares of the applicable Funds. Shareholder services under the Shareholder Service Plan may include: (i) maintaining accounts relating to clients; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by service providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; (viii) processing purchase, exchange and redemption requests from clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to shares beneficially owned by clients; (x) processing dividend payments from the Funds on behalf of clients; and (xi) providing such other similar services as a Fund may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules and regulations.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources, and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of its past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. George J. Sullivan, Jr., an independent

Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 2015)—President and Chief Executive Officer of the Trust (since 2015)—SEI employee, 1974-present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors' Inner Circle Fund III, O'Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015, President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee** (since 2015)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003.

*  Mr. Nesher is a Trustee deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

**  Mr. Doran is a Trustee deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, O'Connor EQUUS, Bishop Street Funds, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 2015)—Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997-December 2011. Member of the independent review committee for SEI's Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2015)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2015)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2015)—Retired Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2015)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003. Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company,

2003-2009. Director, Aaron's Inc., 2012-present. President and CEO, Oasis Ornamentals, LLC 2011-present. Serves as a member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

SUSAN C. COTE (DOB 11/07/54)—Trustee (since 2015)—Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015; Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation. Independent Consultant to SEI Liquid Asset Trust. Trustee of SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust and SEI Institutional International Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as Trustee of the various SEI Trusts since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the various SEI Trusts since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as Trustee of the various SEI Trusts since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and 18 years of experience as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris, and Mmes. Lesavoy and Cote currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three (3) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Trust's offices, which are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Messrs. Sullivan, Williams, Johnson and Harris, and Mmes. Lesavoy and Cote currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met two (2) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex (as described below) as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

"Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	None	Over $100,000
Independent
Mr. Sullivan	None	Over $100,000
Ms. Lesavoy	None	None
Mr. Williams	None	$1-$10,000
Mr. Johnson	None	Over $100,000
Mr. Harris	None	None
Ms. Cote	None	None

*  Valuation date is December 31, 2015. The Fund Complex currently consists of 104 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Board Compensation.  The Trust paid the following fees to the Trustees during the fiscal period from April 30, 2015 to February 29, 2016.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex*
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Mr. Sullivan	$340	$0	$0	$274,000
Ms. Lesavoy	$303	$0	$0	$244,000
Mr. Williams	$303	$0	$0	$244,000
Mr. Johnson	$303	$0	$0	$244,000
Mr. Harris	$303	$0	$0	$244,000
Ms. Cote**	$140	$0	$0	$57,525

*  The Fund Complex currently consists of 104 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

**  Ms. Cote became a Trustee for the Trust effective August 31, 2015 and served as Trustee for certain other funds in the Fund Complex during the fiscal period from April 30, 2015 to February 29, 2016. Ms. Cote was not a Trustee for all funds in the Fund Complex as of the Trust's most recently completed fiscal year, but served as an independent consultant to such other funds in the Fund Complex. These funds paid Ms. Cote a consulting fee comparable to fees she would have received if she were a Trustee of such funds.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer of the Trust, receives compensation from the Trust for his or her services. The Trust's Chief Compliance Officer serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the Chief Compliance Officer for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER—(DOB 08/17/46)—President and Chief Executive Officer (since 2015)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2015)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

ARTHUR RAMANJULU (DOB 10/31/64)—Controller and Chief Financial Officer (since 2015). Director, Funds Accounting, SEI Investments Global Funds Services since March 2015. Senior Manager, Funds Accounting, SEI Investments Global Funds Services, March 2007 to February 2015.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2015)—Director of Global Investment Product Management, January 2004 to present.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2015)—Chief Compliance Officer of SEI Daily Income Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors' Inner Circle Fund III, O'Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Gallery Trust since 2015.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2015)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2015)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

BRIDGET E. SUDALL (DOB 10/05/80)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015). Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests and the principles set forth by the USCCB. SIMC has adopted a proxy voting policy and procedures related to this purpose (the "Policy"). As required by applicable regulations, SIMC has provided this summary of its Policy concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Policy may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Proxy Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Proxy Guidelines. For example, the Proxy Guidelines provide that SIMC will generally vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that are directly related to risk mitigation or disclosure while enhancing long-term shareholder value. The Proxy Guidelines also provide, among other items, that SIMC generally will vote against: proposals to limit the tenure of outside directors through mandatory retirement ages; management proposals to limit the tenure of outside directors through term limits; proposals that give management the ability to alter board size outside of a specific range without shareholder approval; proposals to classify the board; proposals that provide that directors may be removed only for cause; proposals giving the board exclusive authority to amend the bylaws; retirement plans for nonemployee directors; shareholder proposals seeking to set absolute levels on executive and director compensation or otherwise dictate the amount or form of compensation, eliminate stock options or other equity grants to employees or directors, or requiring director fees be paid in stock only; and proposals to phase out the use of animals in product testing unless certain circumstances apply. The Proxy Guidelines also provide, among other items, that SIMC generally will vote for: proposals seeking to fix board size or designate a range for board size; and proposals that permit shareholders to elect directors to fill board vacancies. In addition to these examples, the Proxy Guidelines cover numerous other specific policies. In addition, the Proxy Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Proxy Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate in the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the adviser determines that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.

Certain shareholders in one or more of the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in such Funds. If a sufficient amount of a Fund's assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to the Funds, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Funds.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning. You are urged to consult your own tax advisor.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds

Each Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of each Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify for treatment as a RIC under the Code, the Funds must distribute annually to their shareholders at least 90% of their net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of their net tax exempt interest income, for each tax year, if any ("Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (B) not more than 25% of the value of its assets may be invested in the securities (other than United States Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period of time. If a Fund fails to maintain qualification as a RIC for a tax year, and these relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax) without any deduction for distributions to shareholders. In such an event, all distributions will be taxable to shareholders as ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders.  The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Certain Funds may use a tax management technique known as "least tax liability."

Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after tax returns.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends and distributions actually received in January of the following year.

Sale, Exchange or Redemptions of Shares

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer a Fund's ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Certain derivative investment by the Funds, such as exchange-traded products (including exchange-traded commodity pools) and over-the-counter derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds' determination of the "Asset Test" with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate Fund investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities that are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and requirements for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in a Fund where, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers regarding these issues.

Withholding and Other Tax Issues

A Fund will be required in certain cases to withhold at a rate of 28% and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided a Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that such shareholder is a U.S. person (including a U.S. resident alien). A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of RICs such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

It is expected that the Funds will not be liable for any corporate tax in Delaware if they qualify as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to ordinary income distributions that a Fund pays to you, which are derived from interest on direct obligations of the U.S. Government. Some states have minimum investment requirements for this tax-free status that must be met by a Fund. Investments in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase requirements collateralized by U.S. Government securities do not generally qualify for state tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Depending upon state and local law, distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their own tax advisors regarding the federal, state and local tax implications of investing in Fund shares.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules ("FINRA") and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a

Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's Prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal period from April 30, 2015 to February 29, 2016, no Fund paid any brokerage commissions.

The portfolio turnover rates for the Funds for the fiscal period from April 30, 2015 to February 29, 2016 were as follows:

Turnover Rate
Fund	2016
Catholic Values Equity Fund	84%
Catholic Values Fixed Income Fund	216%

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during the fiscal period from April 30, 2015 to February 29, 2016. Certain information about these issuers is set forth below, as of February 29, 2016:

Fund	Name of Issuer	Type of Security	Amount
Catholic Values Equity Fund	Citigroup Bank of America Wells Fargo Nomura Goldman Sachs Credit Suisse Morgan Stanley	Equity Equity Equity Equity Equity Equity Equity	$ 2,044 $ 1,594 $ 646 $ 548 $ 464 $ 440 $ 139
Catholic Values Fixed Income Fund	Wells Fargo Goldman Sachs Bank of America Morgan Stanley Credit Suisse Citigroup	Debt Debt Debt Debt Debt Debt	$ 1,972 $ 1,886 $ 1,354 $ 1,302 $ 797 $ 763

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

The Trust does not have any ongoing arrangements to make available portfolio holdings information sooner than publicly available. Nonetheless, portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES' LIABILITY

Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics prohibits access persons from engaging in fraudulent, deceitful, or manipulative practices in connection with the purchase or sale of a security held or to be acquired by the Funds. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 13, 2016, the following persons were the only persons who were record owners (or, to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who own of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Name and Address	Number of Shares	Percent of Fund
Catholic Values Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	17,130,381.874	99.60%
Catholic Values Equity Fund—Class Y Shares
SEI Private Trust Company C/O ID 370 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	1,084,865.836	100.00%
Catholic Values Fixed Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	9,084,667.330	99.43%
Catholic Values Fixed Income Fund—Class Y Shares
SEI Private Trust Company C/O ID 370 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	120,369.735	100.00%

SOCIAL INVESTMENT SERVICES

In order to ensure that the Funds conform to their stated investment policy of making investment decisions consistent with the principles set forth by the USCCB, the Trust has entered into an agreement with a third party screening vendor which will provide the Trust with certain services including compiling and providing a list of issuers in which the Funds will be prohibited from investing.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Catholic Values Fixed Income Fund. Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts 02109-3661, acts as wire agent and custodian for the assets of the Catholic Values Equity Fund. U.S. Bank and BBH hold cash, securities and other assets of the Funds for which it acts as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's, S&P and Fitch, respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa  Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, and Fitch, respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S SHORT-TERM RATINGS

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

DESCRIPTION OF FITCH SHORT-TERM RATINGS

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate.

B  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk. Default is a real possibility.

D  Default. Denotes actual or imminent payment default.

Description of Municipal Note Ratings

The following descriptions of municipal note ratings have been published by Moody's and S&P, respectively.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

MIG-1 or VMIG-1 Best quality. Have strong protection afforded by established cash flows, superior liquidity support and/or demonstrated access to the market for refinancing.

MIG-2 or VMIG-2 High quality. Margins of protection are ample, although not so large as in the preceding group.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

PART C: OTHER INFORMATION

Item 28.  Exhibits

(a)(1)  Certificate of Trust, dated December 8, 2014, of SEI Catholic Values Trust (the "Registrant") is herein incorporated by reference to Exhibit (a)(1) of the Registrant's Registration Statement on Form N-1A (File Nos. 333-200973 and 811-23015), filed with the SEC on December 16, 2014.

(a)(2)  Registrant's Agreement and Declaration of Trust, dated December 8, 2014, is herein incorporated by reference to Exhibit (a)(2) of the Registrant's Registration Statement on Form N-1A (File Nos. 333-200973 and 811-23015), filed with the SEC on December 16, 2014.

(b)  Registrant's By-Laws are herein incorporated by reference to Exhibit (b) (listed as Exhibit (a)(3)) of the Registrant's Registration Statement on Form N-1A (File Nos. 333-200973 and 811-23015), filed with the SEC on December 16, 2014.

(c)  See Article III and Article V of the Registrant's Agreement and Declaration of Trust, which is herein incorporated by reference to Exhibit (a)(2) of the Registrant's Registration Statement on Form N-1A (File Nos. 333-200973 and 811-23015), filed with the SEC on December 16, 2014.

(d)(1)  Investment Advisory Agreement, dated March 24, 2015, between the Registrant and SEI Investments Management Corporation ("SIMC") is herein incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-200973 and 811-23015), filed with the SEC on March 27, 2015 ("Pre-Effective Amendment No. 2").

(d)(2)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and BlackRock Investment Management, LLC with respect to the Catholic Values Equity Fund is filed herewith.

(d)(3)  Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and BlackRock Investment Management, LLC with respect to the Catholic Values Equity Fund is filed herewith.

(d)(4)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Brandywine Global Investment Management, LLC with respect to the Catholic Values Equity Fund is herein incorporated by reference to Exhibit (d)(3) of Pre-Effective Amendment No. 2.

(d)(5)  Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Brandywine Global Investment Management, LLC with respect to the Catholic Values Equity Fund is filed herewith.

(d)(6)  Form of Investment Sub-Advisory Agreement between SIMC and Coho Partners, Ltd. with respect to the Catholic Values Equity Fund is filed herewith.

(d)(7)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and EAM Investors, LLC with respect to the Catholic Values Equity Fund is herein incorporated by reference to Exhibit (d)(4) of Pre-Effective Amendment No. 2.

(d)(8)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and EARNEST Partners LLC with respect to the Catholic Values Equity Fund is herein incorporated by reference to Exhibit (d)(5) of Pre-Effective Amendment No. 2.

(d)(9)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Income Research & Management with respect to the Catholic Values Fixed Income Fund is herein incorporated by reference to Exhibit (d)(6) of Pre-Effective Amendment No. 2.

(d)(10)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Parametric Portfolio Associates LLC with respect to the Catholic Values Equity Fund is herein incorporated by reference to Exhibit (d)(7) of Pre-Effective Amendment No. 2.

(d)(11)  Amendment, dated January 12, 2016, and amended Schedule B, as last revised January 12, 2016, to the Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Parametric Portfolio Associates LLC with respect to the Catholic Values Equity Fund are filed herewith.

(d)(12)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Snow Capital Management, L.P. with respect to the Catholic Values Equity Fund is herein incorporated by reference to Exhibit (d)(8) of Pre-Effective Amendment No. 2.

(d)(13)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Waddell & Reed Investment Management Co with respect to the Catholic Values Equity Fund is herein incorporated by reference to Exhibit (d)(9) of Pre-Effective Amendment No. 2.

(d)(14)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Western Asset Management Company with respect to the Catholic Values Fixed Income Fund is herein incorporated by reference to Exhibit (d)(10) of Pre-Effective Amendment No. 2.

(d)(15)  Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Western Asset Management Company Limited with respect to the Catholic Values Fixed Income Fund is herein incorporated by reference to Exhibit (d)(11) of Pre-Effective Amendment No. 2.

(e)  Distribution Agreement, dated March 24, 2015, between the Registrant and SEI Investments Distribution Co. ("SIDCo.") is herein incorporated by reference to Exhibit (e) of Pre-Effective Amendment No. 2.

(f)  Not Applicable.

(g)(1)  Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between various SEI trusts and U.S. Bank National Association is filed herewith.

(g)(2)  Ninth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated March 31, 2016, between the Registrant and U.S. Bank National Association is filed herewith.

(g)(3)  Custodian Agreement, dated March 24, 2015, between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(g)(4)  Schedule of Global Custody Services and Charges, dated March 31, 2015, to the Custodian Agreement between the Registrant and Brown Brothers Harriman and Co. is filed herewith.

(h)  Administration and Transfer Agency Agreement, dated March 24, 2015, between the Registrant and SEI Investments Global Funds Services ("SIGFS") is herein incorporated by reference to Exhibit (h) of Pre-Effective Amendment No. 2.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of KPMG LLP is filed herewith.

(k)  Not applicable.

(l)  Not applicable.

(m)  Registrant's Shareholder Services Plan, dated March 24, 2015, is filed herewith.

(n)  Not applicable.

(o)  Not applicable.

(p)(1)  Code of Ethics for the Registrant is herein incorporated by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2.

(p)(2)  Code of Ethics for SIMC, dated December 31, 2015, is filed herewith.

(p)(3)  Code of Ethics for BlackRock Investment Management, LLC, dated July 21, 2014, is filed herewith.

(p)(4)  Code of Ethics for Brandywine Global Investment Management, LLC, dated January 2016, is filed herewith.

(p)(5)  Code of Ethics for Coho Partners, Ltd., dated May 15, 2014, is filed herewith.

(p)(6)  Code of Ethics for EAM Investors, LLC, dated June 25, 2015, is filed herewith.

(p)(7)  Code of Ethics for EARNEST Partners LLC, dated August 4, 2008, is herein incorporated by reference to Exhibit (p)(6) of Pre-Effective Amendment No. 2.

(p)(8)  Code of Ethics for Income Research & Management, dated January 1, 2014, is herein incorporated by reference to Exhibit (p)(7) of Pre-Effective Amendment No. 2.

(p)(9)  Code of Ethics for Parametric Portfolio Associates LLC, dated September 15, 2015, is filed herewith.

(p)(10)  Code of Ethics for Snow Capital Management, L.P., dated August 2014, is herein incorporated by reference to Exhibit (p)(9) of Pre-Effective Amendment No. 2.

(p)(11)  Code of Ethics for Waddell & Reed Investment Management Co, dated November 2012, is herein incorporated by reference to Exhibit (p)(10) of Pre-Effective Amendment No. 2.

(p)(12)  Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated November 1, 2013, is herein incorporated by reference to Exhibit (p)(11) of Pre-Effective Amendment No. 2.

(p)(13)  Code of Ethics for SIDCo., dated January 8, 2016, is filed herewith.

(p)(14)  Code of Ethics for SIGFS, dated February 2016, is filed herewith.

(q)(1)  Power of Attorney, dated March 29, 2016, for Robert A. Nesher, Mitchell A. Johnson, George J. Sullivan, Jr., James M. Williams, Hubert L. Harris, Jr., William M. Doran, Nina Lesavoy and Susan C. Cote is filed herewith.

(q)(2)  Power of Attorney, dated October 26, 2015, for Arthur Ramanjulu is filed herewith.

Item 29.  Persons Controlled by or Under Common Control with the Fund:

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. SIMC and SIDCo. are wholly-owned subsidiaries of SEI Investments Company ("SEI"), and SIMC is the owner of all beneficial interest in SIGFS. SEI is a leading global provider of outsourced asset management, investment processing and investment operations solutions and, in addition to SIMC, SIDCo. and SIGFS, controls companies engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification:

Please see Article VII of the Registrant's Agreement and Declaration of Trust, which is filed herewith, and Section 8 of the Registrant's By-Laws, which are filed herewith.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Adviser:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The Adviser's table was provided to the Registrant by the Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward Loughlin Director & Senior Vice President	LSV Asset Management	Management Committee
N. Jeffrey Klauder Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Assistant Secretary
	SEI Global Services Inc.	Director, Senior Vice President, Assistant Secretary
	SEI Private Trust Company	Director, Vice President
	SEI SIMC Holdings, LLC	Manager

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investment Strategies, LLC	Director, Senior Vice President, Assistant Secretary
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Investments (South Africa), Limited	Director
	SEI Investments Global, Limited	Director
	SEI Investments—Global Fund Services Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Investments— Guernsey Limited	Director
Joseph P. Ujobai Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Global Investments Corp	President
	SEI Global Services, Inc	Senior Vice President
	SEI Investments (Asia), Limited	Director
	SEI Investments (Europe) Ltd	Director
	SEI Global Nominee Ltd	Director
	SEI European Services Limited	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investments Canada Company	Director, President
	SEI Investments—Guernsey Limited	Authorized Signer
Kevin Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
	SEI Investment Strategies, LLC	Director, President
	SEI Investments Global, Limited	Director
Wayne Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services Inc.	Director, Senior Vice President
	SEI Investment Strategies, LLC	Director
	SEI Investments Global (Cayman) Limited	Director
	SEI Investments Global Holdings (Cayman) Inc	Chairman of the Board & Chief Executive Officer
Kathy Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc	Director, Vice President, Treasurer
	SEI Investments, Inc	Director, Vice President, Treasurer
	SEI Global Investments Corp	Director, Vice President & Treasurer
	SEI Insurance Group, Inc	Vice President, Treasurer
	SEI Advanced Capital Management, Inc	Director, Vice President, Treasurer
	SEI Primus Holding Corp	Director, Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Global Services, Inc.	Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc	Director, Vice President, Treasurer
	SEI Investments Global (Cayman) Limited	Vice President, Treasurer
	SEI Investments Global Holdings (Cayman) Inc	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Ventures, Inc	Director, Vice President, Treasurer
	SEI Investments Developments Inc	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President—Legal & Assistant Secretary
	SEI Funds Inc	Vice President
	SEI Global Services Inc	Vice President, Assistant Secretary
	SEI SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Investments Global Funds Services	General Counsel, Vice President & Secretary
	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary
Aaron Buser Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
John Fisher Vice President	SEI Global Services, Inc.	Vice President
Paul Klauder Vice President	SEI Global Services, Inc	Vice President
	SEI Investments Canada Company	Vice President
Roger Messina Vice President	SEI Global Services Inc	Vice President
	SEI Investments Canada Company	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President
Brian Vrabel Vice President & Assistant Secretary	SEI Funds, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Albert Chiaradonna Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investment Strategies, LLC	Vice President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC ("BIM") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of BIM is 1 University Square Drive, Princeton, New Jersey 08540. BIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of BIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brandywine Global Investment Management, LLC

Brandywine Global Investment Management, LLC ("Brandywine Global") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of Brandywine Global is 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104. Brandywine Global is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Brandywine Global has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Coho Partners, Ltd.

Coho Partners, Ltd. ("Coho") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of Coho is 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312. Coho is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Coho has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

EAM Investors, LLC

EAM Investors, LLC ("EAM Investors") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of EAM Investors is 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007. EAM Investors is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of EAM Investors has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

EARNEST Partners LLC

EARNEST Partners LLC ("EARNEST") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. EARNEST is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Paul E. Viera Chief Executive Officer, Manager	Westchester Limited, LLC	Manager
	GREYBULL Partners LLC	Chief Executive Officer, Manager
John G. Whitmore Chief Operating Officer	GREYBULL Partners LLC	Chief Operating Officer
James M. Wilson Chief Compliance Officer, Secretary	GREYBULL Partners LLC	Chief Compliance Officer, Secretary
Carsten J. Fiege General Counsel	GREYBULL Partners LLC	General Counsel

Income Research & Management

Income Research & Management ("IR+M") is a Sub-Adviser for the Registrant's Catholic Values Fixed Income Fund. The principal business address of IR+M is 100 Federal Street, 30th Floor, Boston, Massachusetts 02110. IR+M is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John Sommers Trustee, Chairman, President, Treasurer	THL Credit, Inc. 100 Federal Street 31st Floor Boston, MA 02110	Independent Director, Member of Audit Committee

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC ("Parametric") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Snow Capital Management, L.P.

Snow Capital Management, L.P. ("SCM") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of SCM is 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143. SCM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Nathan Snyder Senior Portfolio Manager, Principal	Stalwart Insurance LLC 212 Washington Avenue, Suite 300 Bridgeville, PA 15017	LLC member
Joshua Schachter Senior Portfolio Manager, Principal	Diamond Kinetics 700 River Avenue Pittsburgh, PA 15212	Investor, Board observer
	Maccabi USA 1511 Walnut Street, Suite 401 Philadelphia, PA 19102	Board member
Richard A. Snow President and Chief Investment Officer	Jewish Healthcare Foundation Centre City Tower, Suite 2400 650 Smithfield Street Pittsburgh, PA 15222	Trustee
	Quality Warehouse 100 Sweetwater Lane Edison, NJ 08837	Minority owner
Carl Vuono Chief Operating Officer	Executive House Apartments P.O. Box 728 Wexford, PA 15090	Property management of family owned real estate investment
Maribeth Donnelly Managing Director	YWCA of Pittsburgh 305 Wood Street Pittsburgh, PA 15222	Board member, Investment Committee member
Anne Wickland Portfolio Manager, Senior Analyst, Principal	Tetrick Trust/Guy Corporation 92 16th Street, 2nd floor Wheeling, WV 26003	Trustee, Treasurer for related family corporation

Waddell & Reed Investment Management Co

Waddell & Reed Investment Management Co ("WRIMCO") is a Sub-Adviser for the Registrant's Catholic Values Equity Fund. The principal business address of WRIMCO is 6300 Lamar Avenue, Overland Park, Kansas 66202. WRIMCO is a registered investment adviser under the Advisers Act.

WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of the Registration Statement and to other investment advisory clients.

Unless otherwise noted, the principal business address of each of the companies listed below is 6300 Lamar Avenue, Overland Park, Kansas 66202.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Henry John Herrmann Chairman of the Board, Chairman of the Investment Policy Committee, President, Director, Chief Executive Officer	Waddell & Reed Financial, Inc	Chief Executive Officer, Chairman of the Board, Director
	Ivy Investment Management Company	Chief Executive Officer, Director, Chairman of the Board, President
	Ivy Funds (38 portfolios overseen)	Trustee
	Ivy High Income Opportunities Fund (1 portfolio overseen)	Trustee
	Blue Cross Blue Shield of Kansas City One Pershing Square 2301 Main Street Kansas City, MO 64108	Director

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a Sub-Adviser for the Registrant's Catholic Values Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
F. Barry Bilson Senior Vice President	Permal Group Limited 12 St. James Square London SW1Y 4LB England	Director
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Senior Vice President
	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10019	Manager
Jeffrey A. Nattans Vice President	Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Fund Asset Management, Inc. 620 Eighth Avenue 48th Floor New York, NY 10018	Director
	ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Manager
	Clearbridge, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Investment Counsel & Trust Company, N.A. 100 International Drive Baltimore, MD 21202	Director
	Legg Mason Private Portfolio Group, LLC 300 First Stamford Place Stamford, CT 06902	Manager
	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Boulevard Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Boulevard Suite 1750 Los Angeles, CA 90024	Director
	LMOBC, Inc. 600 Vine Street, Suite 2100 Cincinnati, OH 06902	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Pelican Holdings I, LLC. 8889 Pelican Boulevard Suite 500 Naples, FL 34108	Manager
	Pelican Holdings II, Inc. 8889 Pelican Boulevard Suite 500 Naples, FL 34108	Manager
	Permal Group Limited 12 St. James Square London SW1Y 4LB England	Director
	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	Manager
James W. Hirschmann President and Chief Executive Officer	Western Asset Management Company 385 E. Colorado Blvd. Pasadena, CA 91101	Officer

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Registrant's Catholic Values Fixed Income Fund. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Thomas Merchant Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	General Counsel
	Legg Mason Political Action Committee (PAC) 100 International Drive Baltimore, MD 21202	Member
Charles Anthony Ruys de Perez General Counsel and Secretary	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Western Asset Management Company Ltd Ote Center Building 1-1-3 Otemachi Chiyoda-ku Tokyo 100-0004 Japan	Director
	Western Asset Management Company Pte, Ltd ("WAM Singapore") 1 George Street, #23-01 Singapore 049145	Director
	Western Asset Management Company Pty Ltd ("WAM Australia") Level 13 120 Collins Street GPO Box 507 Melbourne Victoria 3000 Australia	Director
Michael B. Zelouf Director	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director

Item 32.  Principal Underwriters

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005

Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013
The Advisors' Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
O'Connor EQUUS	June 18, 2014
Winton Series Trust	December 11, 2014
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015
Gallery Trust	January 8, 2016

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—

Name	Position and Office with Underwriter	Positions and Offices with Registrant
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Hirx	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

(c)  Not applicable.

Item 33.  Location of Accounts and Records:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

SEI Catholic Values Trust
One Freedom Valley Drive
Oaks, Pennsylvania 19456

The Registrant's custodians

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

The Registrant's administrator

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

The Registrant's adviser and sub-advisers

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, New Jersey 08540

Brandywine Global Investment Management, LLC
2929 Arch Street
8th Floor
Philadelphia, Pennsylvania 19104

Coho Partners, Ltd.
300 Berwyn Park, 801 Cassatt Road
Suite 100
Berwyn, Pennsylvania 19312

EAM Investors, LLC
2533 South Coast Highway 101
Suite 240
Cardiff-by-the-Sea, California 92007

EARNEST Partners LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

Income Research & Management
100 Federal Street
30th Floor
Boston, Massachusetts 02110

Parametric Portfolio Associates LLC
1918 Eighth Avenue
Suite 3100
Seattle, Washington 98101

Snow Capital Management, L.P.
2000 Georgetowne Drive
Suite 200
Sewickley, Pennsylvania 15143

Waddell & Reed Investment Management Co
6300 Lamar Avenue
Overland Park, Kansas 66202

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square, Primrose Street
London EC2A 2EN, United Kingdom

The Registrant's distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Item 34.  Management Services:

None.

Item 35.  Undertakings:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-200973 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of June, 2016.

SEI CATHOLIC VALUES TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

	* William M. Doran	Trustee	June 28, 2016
	* George J. Sullivan, Jr.	Trustee	June 28, 2016
	* Nina Lesavoy	Trustee	June 28, 2016
	* James M. Williams	Trustee	June 28, 2016
	* Mitchell A. Johnson	Trustee	June 28, 2016
	* Hubert L. Harris, Jr.	Trustee	June 28, 2016
	* Susan C. Cote	Trustee	June 28, 2016
	/s/ ROBERT A. NESHER Robert A. Nesher	Trustee, President & Chief Executive Officer	June 28, 2016
	/s/ ARTHUR RAMANJULU Arthur Ramanjulu	Controller & Chief Financial Officer	June 28, 2016
*By:	/s/ ROBERT A. NESHER Robert A. Nesher Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(2)	Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and BlackRock Investment Management, LLC with respect to the Catholic Values Equity Fund
EX-99.B(d)(3)

Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and BlackRock Investment Management, LLC with respect to the Catholic Values Equity Fund

EX-99.B(d)(5)

Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Brandywine Global Investment Management, LLC with respect to the Catholic Values Equity Fund

EX-99.B(d)(6)	Form of Investment Sub-Advisory Agreement between SIMC and Coho Partners, Ltd. with respect to the Catholic Values Equity Fund
EX-99.B(d)(11)

Amendment, dated January 12, 2016, and amended Schedule B, as last revised January 12, 2016, to the Investment Sub-Advisory Agreement, dated March 24, 2015, between SIMC and Parametric Portfolio Associates LLC with respect to the Catholic Values Equity Fund

EX-99.B(g)(1)	Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between various SEI trusts and U.S. Bank National Association
EX-99.B(g)(2)	Ninth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated March 31, 2016, between the Registrant and U.S. Bank National Association
EX-99.B(g)(3)	Custodian Agreement, dated March 24, 2015, between the Registrant and Brown Brothers Harriman & Co.
EX-99.B(g)(4)	Schedule of Global Custody Services and Charges, dated March 31, 2015, to the Custodian Agreement between the Registrant and Brown Brothers Harriman and Co.
EX-99.B(i)	Opinion and Consent of Counsel
EX-99.B(j)	Consent of KPMG LLP
EX-99.B(m)	Registrant's Shareholder Services Plan, dated March 24, 2015
EX-99.B(p)(2)	Code of Ethics for SIMC, dated December 31, 2015
EX-99.B(p)(3)	Code of Ethics for BlackRock Investment Management, LLC, dated July 21, 2014
EX-99.B(p)(4)	Code of Ethics for Brandywine Global Investment Management, LLC, dated January 2016
EX-99.B(p)(5)	Code of Ethics for Coho Partners, Ltd., dated May 15, 2014
EX-99.B(p)(6)	Code of Ethics for EAM Investors, LLC, dated June 25, 2015
EX-99.B(p)(9)	Code of Ethics for Parametric Portfolio Associates LLC, dated September 15, 2015
EX-99.B(p)(13)	Code of Ethics for SIDCO., dated January 8, 2016
EX-99.B(p)(14)	Code of Ethics for SIGFS, dated February 2016
EX-99.B(q)(1)	Power of Attorney, dated March 29, 2016, for Robert A. Nesher, Mitchell A. Johnson, George J. Sullivan, Jr., James M. Williams, Hubert L. Harris, Jr., William M. Doran, Nina Lesavoy and Susan C. Cote
EX-99.B(q)(2)	Power of Attorney, dated October 26, 2015, for Arthur Ramanjulu